Risk management	12 Months Ended
Dec. 31, 2020
Risk management
Risk management

48. Risk management

a)  Cornerstones of the risk function

The Bank’s risk principles are mandatory and must be followed at all times. They take into account regulatory requirements and market best practices. They are the following:

1.

A strong risk culture (Risk Pro), as part of ‘The Santander Way’, which is followed by all employees, covers all risks and promotes socially responsible management that contributes to the Bank’s long-term sustainability.

2.

All employees are responsible for managing risk. They must be aware of, and understand, the risks generated in their day-to-day activities, avoiding risks where the impacts are unknown or exceed the Bank’s risk appetite limits.

3.

Engagement of Bank’s Management, ensuring consistent management and control of risk through their conduct, actions and communication. Bank’s Management also promotes the risk culture and assess its degree of implementation, overseeing that the risk profile is kept within the levels defined by the Bank´s risk appetite.

4.	Independence of the risk management and control functions, consistent with the three lines of defense model.
5.	A forward-looking and comprehensive approach to risk management and control across all business units of the Bank and risk types.
6.	Complete and timely information management, enabling risks to be appropriately identified, assessed, managed and reported to the corresponding level.

These principles, combined with a series of relevant interrelated tools and processes that are embedded in the Bank’s strategic planning, such as the risk appetite statement, risk profile assessment, scenario analysis, risk reporting structure and annual planning and budget process, among others, are the key components of the risk control framework which are essential for an adequate monitoring and oversight of the Bank’s risk profile.

Governance, policies and practices have been strengthened in response to COVID-19 pandemic. A forward-looking and comprehensive approach to risk management and control across all business units and risk types allows the Bank to maintain a medium-low risk profile, through a risk appetite defined by the Board of Directors and the identification and assessment of existing and emerging risks.

1.   Main risks of the Bank’s financial instruments

The main risk categories in which the Bank has its most significant current and/or potential exposures, thus facilitating the identification thereof, includes the following:

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Credit risk: risk of financial loss arising from the default or credit quality deterioration of a customer or other third party, to which the Bank has either directly provided credit or for which it has assumed a contractual obligation.

•	Market risk: risk incurred as a result of changes in market factors that affect the value of positions in the trading book.
•	Liquidity risk: risk of the Bank does not have the liquid financial resources to meet its obligations when they fall due, or can only obtain them at high cost.
•

Structural risk: risk arising from the management of different balance sheet items (banking book). It includes the risk of the Bank not having an adequate amount or quality of capital to meet its internal business objectives, regulatory requirements or market expectations.

•	Operational risk: risk of loss resulting from inadequate or failed internal processes, people and systems or from external events, including conduct risk.
•

Regulatory compliance risk: risk of non-compliance with legal and regulatory requirements as well as supervisors expectations, which may result in legal or regulatory sanctions, including fines or other financial implications.

•	Model risk: risk of loss arising from inaccurate predictions, causing a sub-optimal decision, or from a model being implemented or used inappropriately.
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Reputational risk: risk of a current or potential negative economic impact to the Bank due to damage to its perception on the part of employees, customers, shareholders/investors and the wider community.

•

Strategic risk: risk of loss or damage arising from strategic decisions or their poor implementation that impact the medium and long term interests of the Bank’s key stakeholders, or from an inability to adapt to external environment.

In addition, climate-change related risk drivers - whether physical or transition-led - have been identified as factors that could aggravate the existing risks in the medium and long term.

The classification of risks is critical to ensure an effective risk management and control. All identified risks should be therefore referenced to the aforementioned risk categories in order to organize their management, control and related information.

2.   Risk governance

The Bank has a robust risk governance structure, aimed at ensuring the effective control of its risk profile in accordance with the risk appetite defined by the Board of Directors.

The Board of Directors is responsible for approving the general framework for risk management and control, including tax risks.

This governance framework is underpinned by the distribution of roles among the three lines of defense, a robust structure of committees and a strong relationship between Banco Santander México and its subsidiaries. All supported by the Bank-wide risk culture, Risk Pro.

2.1  Lines of defense

The Bank follows a three lines of defense model to ensure effective risk management and control:

•

First line: Business units and all other functions that originate risks make up the first line of defense. These functions must ensure that these risks are aligned with the approved risk appetite and associated limits. Any business unit that originates risk has primary responsibility for the management of that risk.

•

Second line: Risk and Compliance & Conduct functions. Their role is to provide independent oversight and challenge to the risk management activities performed by the first line of defense. These functions ensure that risks are managed in accordance with the risk appetite defined by the Board of Directors and promote a strong risk culture throughout the organization.

•

Third line: The Internal Audit function, which regularly assesses policies, methodologies and procedures to ensure they are appropriate and effectively implemented for the management and control of all risks.

The Risk, Compliance and Conduct and Internal Audit functions are separated and independent and have direct access to the Board of Directors and its committees.

2.2  Risk committee structure

The Board of Directors is responsible for risk management and control and, in particular, for approving and periodically reviewing the risk appetite and the risk framework, as well as for promoting a strong risk culture across the whole organization. In order to conduct these tasks, the Board of Directors has the support of different committees, this is the case of the comprehensive risk management committee and the Bank’s executive risk committee, which have specific risk related responsibilities.

The Bank’s Chief Risk Officer (CRO) is responsible for the oversight of all risks and for challenging and advising the business units on how they manage risks, with direct access and reporting to the comprehensive risk management committee as well as to the Board of Directors.

Other bodies that make up the highest level of risk governance, with authorities delegated by the Board of Directors, are the executive risk committee and the comprehensive risk management committee, details of which are provided below:

Executive risk committee

This committee is responsible for risk management, within the authorities delegated by the Board of Directors. The committee makes risks taking decisions at the highest level, ensuring that they are within the established risk appetite limits for the Bank.

The CEO chairs this committee and it is composed of nominated executive officers and other Bank’s senior management members. Risk, Finance and Compliance and Conduct functions, among others, are represented. The CRO has the power of veto over the committee’s decisions.

Comprehensive risk management committee

This committee is responsible for risk control, determining whether the risks originated by the business units are managed within the Bank’s risk appetite limits and providing a holistic view of all risks. This includes the identification and monitoring of both current and emerging risks, and evaluating their impact on the Bank's risk profile.

This committee is chaired by the CRO and it is composed of senior management members from the Risk, Compliance & Conduct, Finance, Accounting and Management Control functions are represented among others.

Additionally, each risk factor has its own fora, and/or regular meetings to manage and control the risks under their scope. Among others, they have the following responsibilities:

-	Advice the CRO and the comprehensive risk management committee that risks are being managed in accordance with the Bank’s risk appetite.
-	Carry out regular monitoring of each risk factor.
-	Oversee the measures adopted to comply with the expectations of the supervisors and internal and external auditors.

For certain matters, the Bank may establish specific additional governance. For example:

•

In order to steer and supervise the review process of the IBOR Reform, the Bank established the IBOR steering group. This group is responsible for driving the project's strategic direction and take the required decisions to ensure a correct transition across all the Bank’s business units. The IBOR steering group operates in accordance with the methodology defined by the Bank's Execution Project Office and is chaired by the project's sponsor, the head of Santander Corporate & Investment Banking (SCIB), with the additional support of eight senior executives.

3.   Management processes and tools

To ensure that an effective risk management and control is carried out, the Bank has defined several key processes that rely on a series of tools, which are described as follows:

3.1  Risk appetite and structure of limits

The Bank defines the risk appetite as the amount and type of risks that are considered prudent to assume for implementing the business strategy, so that the Bank can maintain its ordinary activity in the event of unexpected circumstances. When establishing the risk appetite, adverse scenarios that could have a negative impact on capital and liquidity, profitability and/or the share price are taken into account.

The risk appetite statement (RAS) is annually set by the Board of Directors for the Bank. Every business unit sets their own risk appetite on an annual basis, aligned and embedded within the Bank’s consolidated statement. The Board of Directors is responsible for approving the respective risk appetite proposals.

The Bank’s statement is then further cascaded down in the form of management limits and policies by risk type, portfolio and activity segment.

Risk appetite principles

The following principles govern the Bank’s risk appetite:

•	Responsibility of the Board of Directors and of Bank’s Management. The Board of Directors is responsible for setting the risk appetite and for monitoring compliance with its requirements.
•

Holistic risk view (enterprise wide risk), risk profile backtesting and challenge. The risk appetite must consider all significant risks and facilitate an aggregate view of the risk profile with the use of quantitative metrics and qualitative indicators.

•	Forward-looking view. The risk appetite must consider the desirable risk profile for the short and medium term, taking into account both the most plausible circumstances and adverse/stress scenarios.
•

Embedding and alignment with strategic and business plans. The risk appetite is an integral part of the strategic and business planning, which is embedded in the daily management by cascading down the aggregated limits to those set at portfolio level, business unit or business line, as well as through the key risk appetite processes.

•	Coherence across the various business units and a common risk language throughout the Bank. Each business unit’s risk appetite must be coherent with that of the Bank.
•

Periodic review, backtesting and adoption of best practices and regulatory requirements. Monitoring and control mechanisms are established to ensure the risk profile is maintained, and the necessary corrective and mitigating actions are taken in the event of non-compliance.

Limits structure, monitoring and control

Risk appetite is expressed through qualitative statements and quantitative limits structured around five main axes:

• Results volatility:

- Maximum loss that the Bank is willing to accept under a scenario of acute stress.

• Solvency

- Minimum capital position that the Bank is willing to accept under a scenario of acute stress.

- Maximum leverage the Bank is willing to accept under a scenario of acute stress.

• Liquidity

- Minimum structural liquidity position.

- Minimum liquidity horizon position that the Bank is willing to accept under a scenario of acute stress.

- Minimum liquidity coverage position.

• Concentration:

- Concentration in single names, sectors and portfolios.

- Concentration in non-investment grade counterparties.

- Concentration in large exposures.

• Non-financial risks

- Qualitative non-financial risk indicators:

• Fraud.

• Technological.

• Security and cyber-risk.

• Reputational.

• Others.

- Maximum operational risk losses.

- Maximum risk profile.

Compliance with risk appetite limits is regularly monitored. Specialized control functions report the appropriateness of the risk profile to the Board of Directors and its committees on a monthly basis.

Linkage between the risk appetite limits and those of the business units and portfolios is a key element for making the risk appetite an effective risk management tool. The management policies and structure of limits used to manage the different categories and types of risk are directly related to the principles and limits defined in the risk appetite statement.

3.2  Risk profile assessment (RPA)

The Bank carries out identification and assessment tests of the different risks it is exposed to, involving the different lines of defense, establishing management standards that not only meet regulatory requirements but also reflect best practices in the market, and reinforce the Bank’s risk culture.

The results of these risk identification and assessment (RIA) exercises are integrated to evaluate the Bank’s risk profile through the risk profile assessment (RPA). This exercise analyzes the development of risks and identifies areas for improvement:

•	Risk performance, enabling the understanding of residual risk-by-risk type through a set of metrics and indicators calibrated using international standards.
•	Control environment assessment, measuring the degree of implementation of the target-operating model, as part of the advanced risk management of the Bank.
•

Forward-looking analysis, based on stress metrics and identification and/or assessment of the main threats to the strategic plan (Top risks), enabling specific action plans to be put in place to mitigate potential impacts and their monitoring.

3.3  Scenario analysis

Another fundamental tool that is used by the Bank to ensure an effective risk management and control is the analysis of potential impacts triggered by different scenarios related to the environment in which the Bank operates. These scenarios are expressed in terms of both macroeconomic variables, as well as other variables that may affect the Bank’s risk profile.

This is usually known as “scenario analysis”, which is a robust and useful tool for management at all levels. It enables the Bank to assess its resilience under stressed conditions and the identification of possible mitigating actions to be implemented in case the projected scenarios start to materialize. Its ultimate objective is to reinforce the stability of income, capital and liquidity.

In this respect, the role of the Research and Public Policy area in terms of the generation of the different scenarios as well as the strict governance and control processes that these exercises are subject to, including their analysis and review by the Bank’s Management, including Internal Audit, are fundamental to ensure their quality.

The robustness and consistency of the scenario analysis exercises are therefore based on the following pillars:

•

Development and integration of models that estimate the future performance of metrics, such as credit losses, based on historic information that can be internal to the Bank and/or external from the market, as well as on simulation techniques.

•	Challenge and backtesting of model results to ensure their quality.
•	Inclusion of expert judgment and deep knowledge of the Bank’s different portfolios.
•	Robust governance of the whole process, covering models, scenarios, assumptions and results rationale, as well as their impact in terms of management actions to be taken.

Applications of scenario analysis

Scenario analysis is included in the Bank’s risk framework, ensuring that any impact affecting its solvency or liquidity can be rapidly identified and addressed. With this objective in mind, a systematic review of the exposure to different types of risks is included, not only under the baseline scenario but also under various simulated adverse scenarios.

The Bank has a map of uses in place to strengthen their alignment across the different risk types, and to facilitate the continuous improvement of such uses. An additional fundamental goal is to reinforce the integration and synergies between the different regulatory and internal exercises.

Scenario analysis forms an integral part of several key processes of the Bank:

•	Regulatory uses: stress test scenarios using the guidelines set by the various regulators that supervise the Bank.
•

Internal capital adequacy assessment (ICAAP) and liquidity assessment (ILAAP) in which, while the regulators define certain requirements, the Bank develops its own methodology to assess its capital and liquidity levels under different stress scenarios to support planning and the effective management of these two critical aspects.

•

Risk appetite. This includes stressed metrics for which the Bank defines maximum levels of losses (or minimum liquidity levels) that should not be exceeded. These exercises are related to those conducted for capital and liquidity, although they have different frequencies and present different granularity levels.

•	Climate change scenario analysis: the objective is to provide a scenario-based assessment of those risks and opportunities related to climate change.
•	Recurrent risk management in different processes/exercises:
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Budget and strategic planning process, in the development of commercial risk approval policies, in the risk assessment for Bank’s Management or in specific analysis regarding the activity profile or portfolios.

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Identification of Top risks based on a systematic process to identify and assess all risks to which the Bank is exposed. These Top risks are selected and a macroeconomic or idiosyncratic scenario is associated with each one, to assess their impact on the Bank.

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Recovery plan that is drawn annually to establish the tools available to the Bank to survive in the event of an extremely severe financial crisis. The plan sets out a series of financial and macroeconomic stress scenarios, with differing degrees of severity, which include idiosyncratic and/or systemic events.

3.4  Risk Reporting Structure (RRS)

The reporting model of the Bank continues to be enhanced after the simplification and optimization of processes, the quality controls implemented and the strengthening of the effective communication to Bank’s Management. Furthermore, the overall view of all risks has been consolidated, based on complete, precise and recurring information allowing the Bank’s Management to assess the risk profile and decide accordingly.

The risk reporting of the Bank taxonomy contains three types of reports that are released on a monthly basis: the Bank’s risk report (which is distributed to the Bank’s Management), the risk reports of each business unit and the reports of each of the risk factors identified in the Bank’s risk framework.

This taxonomy is characterized by the following:

•	All risk factors included in the Bank’s risk framework are covered.
•	Balance between data, analysis and qualitative comments is maintained throughout the reports, including forward-looking measures, risk appetite information, limits and emerging risks.
•	The holistic view is combined with a deeper analysis of each risk factor.
•	A homogenous structure and criteria. Therefore, a consolidated view is provided to enable the analysis of all risks based on common definitions.
•	All the metrics reported follow risk data aggregation (RDA) criteria, ensuring the quality and consistency of the data included in all risk reports.

b)   Credit risk

1.   Introduction to the credit risk treatment

Credit risk is defined as the risk that a financial loss will be incurred arising from the default or credit quality deterioration of a customer or other third party, with whom the Bank has assumed a contractual obligation, including providing credit, that may therefore not be fulfilled.

2.   Main aggregates and variations

Following are the main aggregates relating to credit risk from the Bank’s activities with customers:

	Loans to customers (million pesos)			Non-performing loans (million pesos)			Percentage of non-performing loans by type of customer
	2018	2019	2020	2018	2019	2020	2018	2019	2020

By loan type:
Public Sector	59,547	70,450	73,016	—	—	—	—	—	—
Commercial, financial and industrial	371,976	379,758	346,075	6,538	5,815	6,530	1.8%	1.5%	1.9%
Mortgage	145,749	156,209	177,665	8,345	8,399	9,847	5.7%	5.4%	5.5%
Installment loans to individuals	111,787	118,099	116,227	3,546	3,738	5,532	3.2%	3.2%	4.8%
Revolving consumer credit card loans	56,227	59,477	53,809	1,716	1,717	2,543	3.1%	2.9%	4.7%
Non revolving consumer loans	55,560	58,622	62,418	1,830	2,021	2,989	3.3%	3.4%	4.8%
	689,059	724,516	712,983	18,429	17,952	21,909	2.7%	2.5%	3.1%

Information on the allowance for impairment losses

The Bank estimates the allowance for impairment losses by calculating the expected credit loss at twelve months or for the entire life of the transaction, based on the stage in which each financial asset is classified in accordance with IFRS 9.

Details on the allowance for impairment losses are presented in Note 11.d.

Regarding the evolution of the allowance for impairment losses, the Bank monitors them by carrying out sensitivity analyses on the main variables that have an impact on the financial assets distribution in the different stages and calculating the allowance for impairment losses and updates it, based on macroeconomic scenarios.

Additionally, based on similar macroeconomic scenarios, the Bank also performs stress tests and sensitivity analysis in a regular basis, such as ICAAP, strategic plans, budgets and recovery and resolution plans. In this sense, a prospective view of the sensitivity of each of the Bank’s loan portfolio is created in relation to the possible deviation from the base scenario, considering both the macroeconomic developments in different scenarios and the three-year evolution of the business. These tests include potentially adverse and favorable scenarios.

The transactions classification into the different IFRS 9 stages is carried out in accordance with the regulation through the risk management policies of the Bank, which are consistent with the generally accepted principles across the industry. In order to determine the classification in Stage 2, the Bank assesses whether there has been a significant increase in credit risk since the initial recognition of the transactions, considering a series of common principles throughout the Bank that guarantee that all financial instruments are subject to this assessment, which considers the particularities of each portfolio and type of product on the basis of various quantitative and qualitative indicators. Furthermore, transactions are subject to the expert judgment of the analysts, who set the thresholds under an effective integration in management. All is implemented according to the approved governance.

The establishment of judgments and criteria thresholds used by the Bank are based on a series of principles, and develop a set of techniques. The principles are as follows:

•	Universality: all financial instruments subject to a credit rating must be assessed for their possible significant increase in credit risk.
•	Proportionality: the definition of the significant increase in credit risk must take into account the particularities of each portfolio.
•	Materiality: its implementation must be also consistent with the relevance of each portfolio so as not to incur in unnecessary costs or efforts.
•	Holistic vision: the approach selected must be a combination of the most relevant credit risk aspects (e.g. quantitative and qualitative).
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Application of IFRS 9: the approach must take into consideration IFRS 9 characteristics, focusing on a comparison with credit risk at initial recognition, as well as considering forward-looking information.

•	Risk management integration: the criteria must be consistent with those metrics considered in the day-today risk management.
•	Documentation: Appropriate documentation must be prepared.

The techniques are summarized below:

•	Stability of Stage 2: in the absence of significant changes in the portfolios credit quality, the volume of assets in Stage 2 should maintain a certain stability as a whole.
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Economic reasonableness: at transaction level, Stage 2 is expected to be a transitional rating for exposures that could eventually move to a deteriorating credit status at some point or Stage 3, as well as for exposures that have suffered credit deterioration and whose credit quality is improving.

•

Predictive power: it is expected that the significant increase in credit risk’s definition avoid, as fast as possible, direct migrations from Stage 1 to Stage 3 without having been previously classified in Stage 2.

•	Time in Stage 2: it is expected that the exposures do not remain categorized as Stage 2 for an excessive time.

The application of the aforementioned techniques, conclude in the setting of one or several thresholds for each portfolio. Likewise, these thresholds are subject to a regular review by means of calibration tests, which may entail updating the thresholds types or their values.

3.   Other credit risk aspects

3.1  Credit risk by activity in the financial markets

This section covers credit risk generated in treasury activities with customers, mainly with credit institutions. Transactions are undertaken through money market financial products with different financial institutions and through counterparty risk products, which serve the needs of the Bank’s customers.

Counterparty credit risk is the risk that the customer in a transaction could default before the definitive settlement of the cash flows of the transaction. It includes the following types of transactions: financial derivative instruments, transactions with repurchase agreement, stock lending, transactions with deferred settlement and financing of guarantees.

There are two methodologies for measuring this exposure: (i) mark-to-market (MtM) methodology (replacement value of financial derivatives) plus potential future exposure (add-on) and (ii) the calculation of exposure using Montecarlo simulation for some products. The capital at risk or unexpected loss is also calculated, i.e., the loss which, once the expected loss has been subtracted, constitutes the economic capital, net of guarantees and recoveries.

After the markets close, exposures are re-calculated by adjusting all transactions to their new time frame, adjusting the potential future exposure and applying mitigation measures (netting, collateral, etc.), so that the exposures can be controlled directly against the limits approved by the Bank’s Management. Risk control is performed through an integrated system and in real time, enabling the exposure limit available with any counterparty, product and maturity to be known at any time.

3.2  Concentration risk

Concentration risk control is a vital part of management. The Bank continuously monitors the degree of concentration of its credit risk portfolios using various criteria: geographical areas, economic sectors, products and groups of customers.

The Board of Directors, via the risk appetite framework, determines the maximum levels of concentration.

In line with these maximum levels and limits, the executive risk committee establishes the risk policies and reviews the appropriate exposure levels for the effective management of the degree of concentration in the Bank’s credit risk portfolios.

The concentration risk is subject to CNBV regulations on “Large Exposures” as follows:

a)

As of December 31, 2019 and 2020, there is no financing granted to debtors or groups of individuals or entities representing a joint risk in an amount that exceeds 40% of the Bank’s Basic Capital (of the quarter immediately preceding the reporting date).

b)

As of December 31, 2019, assets and liabilities transactions with the three main debtors or groups of individuals representing a joint risk for the aggregate amount of 40,935 million pesos and represent 40.84% of the Bank’s Basic Capital.

c)

As of December 31, 2020, there are two loans granted to debtors (the first of 38,000 million pesos and the second of 20,047 million pesos) representing individually an amount greater than 10% of the Bank’s Basic Capital (of the quarter immediately preceding the reporting date).

d)

As of December 31, 2020, assets and liabilities transactions with the three main debtors or groups of individuals representing a joint risk for the aggregate amount of 40,955 million pesos and represent 36.59% of the Bank’s Basic Capital.

Resolutions and provisions issued by the CNBV to address the COVID-19 pandemic

On April 8, 2020, the CNBV issued some resolutions and provisions to face the contingency derived from the COVID-19 pandemic. In this sense, the CNBV, approved temporary amendments to the General Provisions Applicable to Credit Institutions (Disposiciones de Carácter General Aplicables a las Instituciones de Crédito) regarding “Large Exposures”.

The amendment regarding lending transactions diversification, in order to implement the international standard known as “Large Exposures” (Grandes Exposiciones), currently under public consultation on the webpage of the National Commission for Regulatory Improvement (Comisión Nacional de Mejora Regulatoria), which limits systemically important global banks (G-SIB) on exposures to counterparties or groups of counterparties connected by control business ties, or by the existence of an economic dependency between them. As a measure to encourage credit flow, the aforementioned standard for banks of local systemic importance will enter into force on January 1, 2021 (instead of October 1, 2020 as originally established), keeping the terms applicable to the rest of the banks.

Higher-Risk Loans

The Bank does not have any significant exposure to higher-risk loans. The loan portfolio is focused on retail banking with a medium-low risk profile and with broad diversification by segment. 64.3% of the Bank net customer loans are secured, mostly by real estate collateral.

Mortgages to individuals represent approximately 25% of the Bank net customer loans, with a low risk profile, low non-performing loans ratios and an adequate coverage ratio.

Among other factors, this is due to the fact that these loans are mainly first residence mortgages and subject to a rigorous assessment of credit risk and affordability. The admission process assesses both the current and future payment capacity of the customer, evaluating if the customer’s disposable income will most likely be enough to meet the loans’ instalments.

Certain mortgage portfolios that may present higher risks than others (interest only, flexible loans, loans with loan-to-value greater than 100%, buy to let), are subject to even more strict lending policies to mitigate their risks. Furthermore, they represent a low percentage of the Bank loan portfolio, and their performance is continuously monitored to ensure an adequate control.

3.3  Sovereign risk and exposure to other public sector entities

Sovereign risk is the risk contracted in transactions with the Central Bank (including the regulatory cash reserve requirement – compulsory deposits), issuer risk from public debt portfolio and the risk arising from transactions with public institutions with the following features: their funds only come from the state’s budgeted income and the activities are of a non-commercial nature.

The Bank’s sovereign exposure is mostly in pesos. This exposure is recognized in the consolidated balance sheet and concentrated 53% in short and medium-term maturities.

Over the past few years, total exposure to sovereign risk has remained aligned with the regulatory requirements and strategic reasons that support the management of this portfolio.

Regarding the deterioration measurement of these exposures, the Bank has evaluated methodologies and criteria in accordance with the IFRS 9 general criteria, integrating common processes, systems, tools and data that are used both for accounting purposes and for capital adequacy.

When estimating the expected losses, the Bank applies its own credit risk models for the valuation of financial instruments belonging to Santander Corporate & Investment Banking portfolios.

Regarding the methodology and parameters development for this segment, it should be noted that the PD model incorporates forward-looking information as well as the current credit quality indicator (rating). As for the LGD, two approaches are given depending on the existence of guarantees. The LGD secured approach (severity based on guarantees) is based on the estimate made by analysts and aligned with the general framework proposed for individualized analysis by discounting cash flows. In the case of unsecured LGD (estimated severity without guarantee base), due to the low number of observations collected in recent decades, aligned with the general framework proposed for individualized analysis by discounting cash flows.

In case of sovereign risk, the few default cases existing over the last decades only reflect the possibility of a potential unexpected loss that, due to its scarcity, cannot be modelled. Consequently, for this type of sovereign risk, the expected loss is considered irrelevant in consistency with unexpected loss.

4.   Credit risk management

The credit risk management process consists of identifying, analyzing, controlling and deciding on the credit risk incurred by the Bank. It considers a holistic view of the credit risk cycle including transaction, customer and portfolio views. Both business units and risk areas, together with the Bank’s Management participate in the management process and control process.

Credit risk identification is a key component for the active management and effective control of the Bank’s portfolios. The identification and classification of external and internal risks in each business unit allows corrective and mitigating measures to be adopted in the event they are needed. This is achieved through the following processes:

4.1  Planning

Planning allows business targets to be set and specific action plans defined, within the risk appetite framework established by the Bank.

Strategic commercial plans (SCP) are one of the Bank’s management and control tools for the Bank’s loan portfolio. The SCP are prepared jointly by the business units and risks areas, and define the commercial strategies, risk policies and measures and infrastructures required. These factors are considered as a whole, ensuring a holistic view of the portfolios.

The integration of SCP at management level provides an updated view of the loan portfolio quality, enabling credit risk to be measured, and internal controls executed alongside the periodic monitoring of strategy, the early detection of deviations and significant changes in the risk and potential impact, as well as defining corrective actions where necessary.

SCP are approved and monitored by the Bank’s Management.

The SCP are aligned with the Bank´s risk appetite and the capital objectives of the Bank.

4.2  Risk assessment and credit rating process

In order to analyze a customer’s capacity to meet their contractual commitments, the Bank uses valuation and parameter estimation models in each of the segments where it operates.

The credit quality valuation models applied are based on credit rating drivers, which are monitored and controlled to calibrate and adjust the decisions and ratings they assign. Depending on the segment, drivers may be:

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Rating: resulting from the application of mathematical algorithms incorporating a quantitative model based on balance sheet ratios or macroeconomic variables, and a qualitative module supplemented by the credit analyst’s expert judgment. Used for the Santander Corporate and Investment Banking, corporates and institutions segments.

•

Scoring: an automatic assessment system for credit applications. It automatically assigns an individual score to each credit. A behavior score is also calculated and updated monthly to assess customer’s behavior and therefore, with other variables, determine the credit expected loss, generally in the retail and SME segments.

Parameter estimation models are obtained through internal econometric models based on the portfolios’ historical defaults and losses for which they are developed: They are also used to calculate economic and regulatory capital and the IFRS 9 allowance for impairment losses.

Periodic model monitoring and evaluation is carried out, assessing among other factors, the appropriateness of usage, predictive capacity, performance and granularity. In addition, policy compliance is also monitored.

The resulting ratings are regularly reviewed, incorporating the latest available financial information as well as other relevant data. The depth and frequency of the reviews are increased in the case of customers who require a more detailed monitoring or have automatic warnings in the risk management systems.

4.3  Credit risk mitigation techniques

Generally, from a risk acceptance standpoint, the criteria are linked to the borrower’s payment capacity for the financial obligations - although this does not inhibit imply an impediment to requiring collateral or personal guarantees in addition.

Payment capacity is assessed based on the funds or net cash flows from the customer´s businesses or income, excluding guarantors or assets pledged as collateral. These guarantors or assets are always to be considered, when evaluating the approval of the transaction, as a secondary method of recovery in the event the first channel fails.

In general, a guarantee is defined as a reinforcement measure added to a credit transaction with the purpose of mitigating the loss due to a breach of the payment obligation.

The Bank applies several credit risk mitigation techniques on the basis, among other factors, of the type of customer and product. Some are inherent to specific transactions (e.g. real estate guarantees) while others apply to a series of transactions (e.g. financial derivatives netting and collateral). The different mitigation techniques can be grouped into personal guarantees, financial guarantees or collateral.

4.4  Definition of limits, pre-classifications and pre-approvals

The connection between the Bank’s credit risk appetite and loan portfolio management and control is implemented through the SCP, which define the portfolio and origination limits to predict the portfolio’s risk profile. The cascading down of the Bank’s risk appetite strengthens the controls over loan portfolio.

The Bank has processes that determine the risk that the Bank is able to assume with each customer. These limits are jointly set by the business units and risk areas and have to be approved by the executive risk committee and reflect the expected results of the business in terms of risk-return.

There are different limit models depending on the segment:

•

Large corporate groups: The Bank uses a pre-classification model based on a system for measuring and monitoring economic capital. The result is the level of risk that the Bank is willing to assume with a customer/group, in terms of capital at risk, nominal cap, and maximum tenors according to the type of transaction, in the case of financial entities, limits are managed through Equivalent Credit Risk. It includes the actual and expected risk with a customer within the limits defined in the risk appetite statement and credit policies.

•

Corporates and institutions that meet certain requirements (Strong relationships, rating, etc.): The Bank uses a more simplified pre-classification model with an internal limit that establishes a reference point in the level of risk to be assumed with the customer. The criteria will include, among others, repayment capacity, overall indebtedness and the distribution of banking pool.

In both cases, transactions over certain thresholds or with specific characteristics might require the approval of a senior credit analyst or committee.

•	For individual customers and SME with low turnover, large volumes of credit transactions are managed with the use of automatic decision models to classify the customer/transaction.

4.5 Scenario analysis

Scenario analysis is used in loan portfolio management as an evolution of the portfolio analysis. It enriches the understanding of the portfolio performance under different macroeconomic conditions, and allows management strategies to be anticipated and defined in order to avoid future deviations from the established plans and targets.

The approach taken with regard to scenario analysis consists of simulating the impact of alternative scenarios in the portfolio credit parameters (PD, LGD) and the associated expected credit losses. The results of this analysis are compared with the portfolio’s credit profile indicators to identify the most appropriate measures that could be developed to guide the required management actions.

Scenario analysis is integrated into credit management portfolio activities and in the SCP.

4.6  Monitoring

Business performance is monitored on a regular basis by comparing performance with established plans. This is a key risk management activity.

All customers are monitored on an ongoing, holistic manner that enables the early detection of events that may have an impact on the customer’s credit rating. Monitoring is carried out through an ongoing review of all customers, assigning a monitoring classification, establishing pre-defined actions associated to each classification and executing specific measures (pre-defined or ad-hoc) to correct any deviations that could have a negative effect for the Bank.

This monitoring process takes into consideration the transaction forecasts and characteristics throughout its entire life. It also takes into consideration any variations that may have occurred in the classification and suitability since the time of the review.

The risk teams, backed up by Internal Audit, carry out monitoring. It is based on customer segmentation:

•

In the Santander Corporate and Investment Banking segment, monitoring, in the first instance, is a direct function of both the business manager and the risk analyst, who maintain the direct relationship with the customer and manage the portfolio. This guarantees an up-to-date view of the customers’ credit quality is always available and allows the Bank to anticipate situations of concern and take the necessary actions.

•

For corporates, institutions and SME with a credit analyst assigned, the function consists of identifying and tracking customers that require closer monitoring, reviewing ratings and continuously analyzing relevant indicators.

•

For Santander Corporate and Investment Banking, corporates and institutions segments, the Bank performs the monitoring process through the Santander Customer Assessment Note (SCAN), which was implemented in the Bank since 2019

•

The Bank’s SCAN system aims to establish the level of monitoring, policies and specific actions for all individual customers, based on their credit quality and particular circumstances. Each customer is assigned a level of monitoring, and specific risk management actions, on a dynamic basis, with a specific manager appointed and agreed monitoring frequency.

•	For individual customers, businesses and smaller SME monitoring is carried out through automatic alerts, in order to detect shifts in the performance of the portfolio.

In addition to customer credit quality monitoring, the Bank establishes the control procedures needed to analyze portfolios and performance, as well as any possible deviations regarding planning or approved alert levels.

Portfolio analysis systematically controls the evolution of credit risk with regard to budgets, limits and benchmarks, assessing the impacts of future situations, both exogenous and resulting from strategic decisions, to establish actions to keep the risk portfolio profile and volumes within the parameters set by the Bank within its risk appetite.

4.7  Recovery and collections management

Recovery activity is a significant element in the Bank’s risk management and control. This function is carried out by the Recoveries area, which defines a strategy and an enterprise-wide focus for recovery management.

The Bank has a recovery management-operating model that sets the guidelines and general policies of action to be applied, taking always into account the particularities that the recovery activity requires, such as economic environment, business model or a mixture of both.

The Recoveries area directly manages customers, where value creation is based on effective and efficient collection management. New digital channels are becoming increasingly important in recovery management

The diverse features of Bank’s customers make segmentation necessary in order to manage recoveries adequately. Mass management of large groups of customers with similar profiles and products is conducted through processes with a high technological and digital component, while personalized management focuses on customers who, because of their profile, require a specific manager and a more customized management.

Recovery management is divided into four phases: in arrears, non-performing loans recoveries, write-offs recoveries and management of foreclosed assets.

The management scope for the Recovery function includes non-productive assets (NPA), corresponding to the forborne portfolios, non-performing loans, written-off loans and foreclosed assets, where the Bank may use mechanisms to rapidly reduce the volume of these assets, such as the sale of portfolios or foreclosed assets.

In the written-off loans category, debt instruments are included (past due or otherwise) the recovery of which, after an individualized analysis, is considered remote, due to the severe and unrecoverable impairment of the solvency of the transaction or the customer. Classification in this category involves full cancellation of the gross carrying amount of the loan and its derecognition, which does not mean that the Bank interrupts negotiations and legal proceedings to recover the amounts.

4.8 Forborne loan portfolio

Forbearance is defined as the modification of the payment conditions of a transaction that allow a customer who is experiencing financial difficulties (current or foreseeable), to fulfil their payment obligations.

The Bank follows rigorous criteria for the evaluation, classification and monitoring of such transactions, ensuring the strictest possible care and diligence in their approval and monitoring. Therefore, the forbearance transaction must be focused on recovery of the amounts due and the payment obligations adapted to the customer's current position and, in addition, losses must be recognized as soon as possible if any amounts are deemed irrecoverable.

Forbearance is never used to delay the immediate recognition of losses or to hinder the appropriate recognition of risk of default.

Further, the Bank defines the classification criteria for forborne transactions in order to ensure that any risks are suitably recognized, bearing in mind that they must remain classified as non-performing or watchlist for an appropriate period to ensure reasonable certainty that repayment capacity can be recovered.

Certain information regarding the forborne loan portfolio is included in Note 11.f.

4.9  Credit risk metrics

Loans and advances to customers decreased 1.6% year-on-year.

Non-performing loans amounted to 21,909 million pesos as of December 31, 2020, a 22% increase compared to December 31, 2019.

As of December 31, 2020, the non-performing loans ratio was 3.1%, an increase of 60 basis points comparing to December 31, 2019. This is explained by loan growth and containment of our customers’ credit quality deterioration through the application of the Support Program.

As of December 31, 2020, the allowance for loan losses amounted to 25,551 million pesos, 16% higher than at the end of 2019, mainly explained by:

•	Deterioration in the different loan portfolios. This has not significantly materialized due to the Support Program and relief measures that have been implemented by the Bank.
•

Additional IFRS 9 expected credit losses raised reflecting the forward-looking view, based on a long-term approach, taken into account by regulators and supervisors, to the potential macroeconomic scenarios in the COVID-19 pandemic context.

•

Collective and individual assessment to reflect expected credit losses for financial assets where credit risk is deemed to have increased. In particular, the Bank is continuously monitoring the sectors that have been most affected by the financial impacts of the COVID-19 pandemic.

It should also be noted that 1,458 million pesos of post-model adjustments or overlays was recognized as of December 31, 2020.

As of December 31, 2020, the Bank recognized in the consolidated income statement an amount of 21,799 million pesos of impairment losses on financial assets, 13.4% more than in the year 2019. Additionally a loss on modification of financial assets of 1,743 million pesos was recognized in the consolidated income statement as a result of remeasurement of loans in the Support Program according to IFRS 9.

The Bank took into account the recommendations provided by the IASB and other regulators and supervisors concerning the classification (staging) of loans subject to the Support Program. Accordingly, Support Program is not considered an automatic indicator for identifying these contractual modifications as a default, nor for classifying them as Stage 2.

However, this does not exempt the rigorous application of IFRS 9 in the monitoring of customer’s credit quality and, using individual or collective assessment techniques, the timely detection of significant increases in credit risk in certain transactions or groups of transactions. As such, the macroeconomic deterioration caused by the COVID-19 pandemic has led to a Stage 2 classification of 70,531 million pesos of financial assets.

Regarding credit risks, the main indicators are also continuously monitored and maintain a robust credit quality supported by mitigation measures and volume increases.

c)   Trading market risk, structural and liquidity risk

1.    Activities subject to market risk and types of market risk

The perimeter of activities subject to market risk encompasses those transactions where risk is assumed as a result of potential variations in market factors. Thus, they include trading risks and structural risks, which are also affected by market shifts. This risk arises from changes in risk factors - interest rates, inflation rates, exchange rates, stock prices, credit spreads, commodity prices and the volatility of each of these elements - as well as liquidity risk from the various products and markets in which the Bank operates and balance sheet liquidity risk:

•

Interest rate risk arises from the possibility that changes in interest rates could adversely affect the value of a financial instrument, a portfolio or the Bank as a whole. It affects loans, deposits, debt securities, most assets and liabilities in the trading books and financial derivatives, among others.

•

Inflation rate risk originates from potential changes in inflation rates could adversely affect the value of a financial instrument, a portfolio or the Bank as a whole. It affects instruments such as loans, debt securities and financial derivatives, where the return is linked to future inflation values or to a change in the current rate.

•

Exchange rate risk is defined as the sensitivity to potential movements in exchange rates of a position’s value that is denominated in a currency other than the base currency. Hence, a long or open position in a foreign currency may produce a loss if that currency depreciates against the base currency. Among the exposures affected by this risk are the Bank’s transactions in foreign currency.

•

Equity risk is the sensitivity of the value of open positions in equities to adverse movements in their market prices or future dividends expectations. Among others, this affects positions in shares, stock market indices, convertible bonds and financial derivatives with shares as the underlying asset (put, call, equity swaps, among others).

•

Credit spread risk is the sensitivity of the value of open positions in fixed income securities to movements in credit spread curves or in recovery rates associated with specific issuers and types of debt. The spread is the difference between financial instruments with a quoted margin over other benchmark instruments, mainly the internal rate of return (IRR) of government bonds and interbank interest rates.

•

Volatility risk is sensitivity of the value of a portfolio to changes in the volatility of risk factors: interest rates, exchange rates, shares and credit spreads. All financial instruments incur this risk where volatility is a variable in the valuation model. The most significant case is financial options portfolios.

All these market risks can be partly or fully mitigated by using financial derivatives such as options, futures, forwards and swaps.

In addition, other types of market risk require more complex hedging. For example:

•

Correlation risk is the sensitivity of the portfolio to changes in the relationship between risk factors (correlation), of either the same type (for example, two exchange rates) or different types (e.g. an interest rate and the price of a commodity).

•

Market liquidity risk arises when the Bank as a whole cannot reverse or close a position in time without having an impact on the market price or the transaction cost. Market liquidity risk can be caused by a reduction in the number of market makers or institutional investors, the execution of a large volume of transactions, or market instability. Additionally, this risk could increase depending on how the different exposures are distributed among certain products and currencies.

•

Pre-payment or cancellation risk. Some on-balance sheet instruments (such as mortgages or deposits) may have associated options that allow the holder to buy, sell or otherwise alter its future cash flows. This may result in mismatches arising in the balance sheet, which may pose a risk since cash flows may have to be reinvested at an interest rate that is potentially lower (assets) or higher (liabilities).

•

Underwriting risk is the consequence of an entity’s involvement in the underwriting or placement of securities or other types of debt, when the entity assumes the risk of having to acquire partially the issued securities when potential buyers have not taken up the placement in full by potential buyers.

In addition to the above market risks, balance sheet liquidity risk must also be considered. Unlike market liquidity risk, balance sheet liquidity risk is defined as the possibility of not meeting payment obligations on time, or doing so at excessive cost. Among the losses caused by this risk are losses due to forced sales of assets or margin impacts due to the mismatch between expected cash inflows and outflows.

2.   Trading market risk management

Management limits and control system

Market risk functions monitor market risk positions on a daily basis to ensure that they remain within the approved management limits. In addition, daily monitoring is performed to assess the performance of market risk metrics and any major changes. Periodic reports are produced and distributed based on this assessment to ensure the proper monitoring of market risk activities within the Bank and to inform the Bank’s Management and other internal and external stakeholders.

Setting the aforementioned trading market risk limits is a dynamic process, which is determined by the Bank’s predefined risk appetite levels. This process is part of the annual limits plan that is fostered by the Bank’s Management.

The market risk limits are established based on different metrics and are intended to cover all activities subject to market risk from many perspectives, applying a prudent approach. The main ones are:

•	Value at Risk (VaR) and Stressed VaR limits.
•	Limits of equivalent and/or nominal positions.
•	Interest rate sensitivity limits.
•	Vega limits.
•	Delivery risk limits for short positions in securities (fixed income and securities).
•	Limits to constrain the volume of effective losses or protect results generated during the period:
-	Loss trigger.
-	Stop loss.
•	Credit limits:
-	Total exposure limit.
-	Jump to default by issuer limit.
-	Others.
•	Limits for origination transactions.

These general limits are complemented by other sub-limits to establish a sufficiently granular structure that allows for effective control of the market risk factors to which the Bank is exposed in its trading activities. Positions are monitored on a daily basis at the trading desk level with an exhaustive control of those changes observed in both portfolios and trading desks, to identify any potential events that might need immediate correction, and thus comply with the Section 619 of the Dodd-Frank Act (Volcker Rule).

The limits are established based on the scope of approval and control. The limits are requested by the business executive, considering the particular nature of the business and the established budget targets, seeking consistency between the limits and the risk/return ratio. The limits are approved by the corresponding risk bodies as defined in their governance process.

Business units must comply with the approved limits at all times. In the event of a limit being breached, the business executives have to explain, in writing and on the same day, the reasons for the excess and the action plan to correct the situation, which in general could consist of reducing the position until it reaches the defined limits or setting out the strategy that justifies a limit increase.

Methodologies

a) Value at Risk

The standard methodology applied in the Bank for risk management and control purposes related to its trading activities is Value at Risk (VaR), which measures the maximum expected loss with a certain confidence level and period.

The standard for historic simulation is a confidence level of 99% and a one-day period. Statistical adjustments are applied enabling the most recent developments affecting the levels of risk assumed to be incorporated efficiently and on a timely manner. A period of two years or at least 520 days from the reference date of the VaR calculation is used. Two figures are calculated every day: one applying an exponential decay factor that accords less weight to the observations furthest away in time and another with the same weight for all observations. The higher of the two is reported.

Simultaneously the Value at Earnings (VaE) is calculated, which measures the maximum potential gain with a certain level of confidence and specific period, applying the same methodology as for VaR.

b) Stressed VaR (sVaR)

In addition to standard VaR, Stressed VaR (sVaR) is calculated daily for the main portfolios. The calculation methodology is the same as for VaR, with the two following exceptions:

•

The historical observation period for the factors: when calculating stressed VaR a window of 260 observations is used, rather than 520 for VaR. However, this is not the most recent data: instead, the data used is from a continuous period of stress for the portfolio in question. This is calculated for each major portfolio by analyzing the history of a subset of market risk factors selected based on expert judgment and the most significant positions in the books.

•	Unlike VaR, stressed VaR is obtained using the percentile with uniform weighting, not the higher of the percentiles with exponential and uniform weightings.

c) Gauging and backtesting measures

Regulation establishes that the VaR model should accurately capture all material risks. Given that Value at Risk uses statistical techniques under normal conditions, for a certain confidence level and for a defined time horizon, the maximum potential loss estimated can differ from real losses. Therefore, the Bank regularly analyzes and contrasts the accuracy of the VaR calculation model to confirm its reliability.

Backtesting is designed to assess the general quality or effectiveness of the risk measurement model by comparing the VaR (Value at Risk) measures with Profit and Loss (P&L) results. The Bank performs a Theoretical P&L backtesting analysis, which is calculated using the market risk calculation engine, without taking into account intra-day results, changes in portfolio positions or the passage of time (Theta). This P&L is used exclusively to test the quality of the VaR model.

Regulatory backtesting is performed on a daily basis at least at the overall portfolio unit level and one portfolio level below. Internal (not regulatory) backtesting exercises are performed daily, weekly or monthly based on its granularity of the portfolio level considered.

The number (or proportion) of over shootings registered is one of the most intuitive indicators in order to establish the goodness of fit of a model. Regulatory backtesting is calculated for a historic period of one year (250 days) and at a VaR confidence level of 99%. Between two and three over shootings per year are expected.

For Theoretical P&L backtesting and for the total portfolio, the results are as follows:

In 2018, there were two exception to 99% VaR (i.e., days when the daily loss exceeded VaR). During 2020, there were one VaE break (i.e., days when the daily gain exceeded VaE).

In 2019, there were one exception to 99% VaR (i.e., days when the daily loss exceeded VaR). During 2019, there were one VaE break (i.e., days when the daily gain exceeded VaE).

In 2020, there were two exception to 99% VaR (i.e., days when the daily loss exceeded VaR). During 2020, there were one Value at Earnings (VaE) breaks (i.e., days when the daily gain exceeded VaE).

The number of exceptions is consistent with the assumptions specified in the VaR calculation model.

d) Credit Valuation Adjustment (CVA) and Debt Valuation Adjustment (DVA)

The Bank incorporates CVA and DVA when calculating the trading portfolio results. The CVA is a valuation adjustment for OTC financial derivatives, resulting from the risk associated with the credit exposure assumed with each counterparty.

It is calculated taking into account the potential exposures with each counterparty at each future maturity. The CVA for a particular counterparty is the sum of the CVA for all its maturities. To calculate this metric, the following inputs are considered: expected exposure, loss given default, probability of default and a discount factor curve.

Debit valuation adjustment (DVA) is a valuation adjustment similar to the CVA, but in this case because of the Bank risk that our counterparties assume in OTC financial derivatives.

3.    Trading market risk key metrics

VaR analysis

During the year, the Bank continued its strategy of focusing its trading activity on customer business, minimizing, where possible, exposure to directional risk in net terms and maintaining its diversification by risk factor.

The average daily Total VaR of the Bank’s market trading operations in 2018 stood at 122 million pesos, higher than that for 2017 at 95 million pesos. In 2018, the changes in VaR were due mainly to changes in the interest rate risk factor as a result of the trading book’s strategy. VaR modeling did not change during 2018. At the end of December 2018, VaR stood at 69 million pesos.

Average daily Total VaR increased by 27 million pesos with respect to 2017. This increment was concentrated in interest rate VaR, where the average daily increased from 96 million pesos to 110 million pesos. The average daily equity VaR and exchange rate VaR increased from 5 million pesos to 6 million pesos and decreased from 51 million pesos to 48 million pesos, respectively.

The risk assumption profile, in terms of VaR and results, showed that VaR during 2018 remained at levels below the limit of 256 million pesos. During the first semester of 2018, the average daily total VaR was 123 million pesos and during the second semester of 2018, the average daily Total VaR was 121 million pesos. VaR stayed in levels between 69 million pesos and 398 million pesos in the second semester, as a result of interest rates increase expectation.

The average daily Total VaR of the Bank’s market trading operations in 2019 stood at 66 million pesos, lower than that for 2018 at 122 million pesos. In 2019, the changes in VaR were due mainly to changes in the interest rate risk factor and foreign exchange risk factor as a result of the trading book’s strategy. VaR modeling did not change during 2019. At the end of December 2019, VaR stood at 74 million pesos.

Average daily Total VaR decreased by 55 million pesos with respect to 2018. This decrement was concentrated in interest rate VaR, where the average daily decreased from 110 million pesos to 43 million pesos. The average daily equity VaR and exchange rate VaR decreased from 6 million pesos to 3 million pesos and decreased from 48 million pesos to 41 million pesos, respectively.

The risk assumption profile, in terms of VaR and results, showed that VaR during 2019 remained at levels below the limit of 301 million pesos. During the first semester of 2019, the average daily total VaR was 57 million pesos and during the second semester of 2019, the average daily Total VaR was 75 million pesos. VaR stayed in levels between 42 million pesos and 101 million pesos in the second semester, as a result of interest rates decrease expectation and volatility in the movements at foreign exchange risk factor.

The average daily Total VaR of the Bank’s market trading operations in 2020 stood at 165 million pesos, higher than that for 2019 at 66 million pesos. In 2020, the changes in VaR were due mainly to changes in the interest rate risk factor as a result of the trading book’s strategy. VaR modeling did not change during 2020. At the end of December 2020, VaR stood at 74 million pesos.

Average daily Total VaR increased by 99 million pesos with respect to 2019. This increment was concentrated in interest rate VaR, where the average daily increased from 43 million pesos to 86 million pesos. The average daily equity VaR and exchange rate VaR increased from 3 million pesos to 5 million pesos, and 41 million pesos to 127 million pesos, respectively.

The risk assumption profile, in terms of VaR and results, showed that the levels of VaR for the majority of 2020 remained below at levels below the limit of 277 million pesos. During the first semester of 2020, the average daily total VaR was 181 million pesos, VaR stayed in levels of 55 million pesos and 378 million pesos. This was a result of great uncertainty and high volatility in local and global markets due to the COVID-19 pandemic.

During the second semester of 2020, the average daily Total of VaR was 150 million pesos. VaR stayed in levels between 70 million pesos and 207 million pesos in the second semester, as a result of lower volatility observed in the different risk factors (foreign exchange and interest rates). The reduction in volatility was because the participants in the market, reducing the uncertainty and effects that it would cause on different markets, could assimilate the impact of the COVID-19 pandemic.

Financial derivatives risk management

The Bank’s financial derivatives activity is mainly focused on the sale of investment products and hedging risks for customers. Risk management is focused on ensuring that the net open risk is the lowest possible.

These transactions include options on equities, fixed income and exchange rates.

Exposures related to complex structured assets

The Bank does not have exposure to instruments or complex structured assets, a management culture for which prudence in risk management is one of its hallmarks in risk management.

The Bank’s policy for approving new transactions involving complex structures remains very prudent and conservative. It is subject to strict supervision by the Bank’s Management. Before approving a new transaction, product or underlying asset, the CRO verifies:

-	The existence of an appropriate valuation model to monitor the value of each exposure: mark-to-market, mark-to-model or mark-to-liquidity.
-	The availability in the market of observable data (inputs) needed to be able to apply this valuation model.

In addition, provided these two conditions be met:

-	The availability of adequate systems, duly adapted to calculate and monitor every day the results, positions and risks of new transactions.
-	The degree of liquidity of the product or underlying asset, in order to make possible their coverage when deemed appropriate.

Scenario analysis

Various stress scenarios were calculated and analyzed regularly in 2020 (at least monthly) for all the trading portfolios and using the same risk factor assumptions.

Probable scenario

This scenario was defined based on movements derived from a standard deviation, with respect to risk factors that have an influence on the valuation of financial instruments included in our trading book for each period. The movements applied to each risk factor were as follows:

•	Interest rate (IR), volatility (Vol) and Exchange rate (FX) risk factors were increased by one standard deviation.
•	Equity risk factors (EQ) were decreased by one standard deviation.

Possible Scenario

Under this scenario, risk factors were modified by 25%. In summary, the movements applied to each risk factor were as follows:

•	Risk factors: IR, Vol and FX were multiplied by 1.25 (they were increased by 25%).
•	Risk factors EQ were multiplied by 0.75 (they were decreased by 25%).

Remote Scenario

Under this scenario, risk factors were modified by 50%. In summary, the modifications applied to each risk factor were as follows:

•	Risk factors IR, Vol and FX were multiplied by 1.50 (i.e., they were increased by 50%).
•	Risk factors EQ were multiplied by 0.5 (i.e., they were decreased by 50%).

4.   Structural balance sheet risk management

Management of structural liquidity

Structural liquidity management aims to finance the Bank’s recurring activity in optimum conditions of maturity and cost and avoid assuming undesired liquidity risks.

Given the retail nature of the Bank, branches have continued taking deposits following the selective financing strategy of the Bank considering their costs.

Notwithstanding the aforementioned, the Bank has maintained frequent issuance activity in the wholesale funding markets during 2020 in order to continue strengthening their liquidity position and presence in the markets, taking advantage of favorable market conditions that existed prior to the WHO declaration of global COVID-19 pandemic and later on, once debt markets were gradually reopened.

The Bank issued during 2020, 75,928 million pesos of medium- and long-term issues and USD 4,590 million.

All these actions have contributed to strengthen the Bank’s balance sheet and helped to maintain an appropriate liquidity position.

The main aspects in relation to structural management of liquidity during 2020 were:

•

Adequate position of structural liquidity. The Bank is essentially a retail bank. Therefore, customer deposits are the main source of funds in the financing structure. These deposits, together with debt instruments, enable the Bank to address most of its liquidity needs.

•

High capacity to obtain liquidity on the balance sheet. The reserve includes deposits in the Central Banks and cash, unencumbered sovereign debt, undrawn credit lines granted by the Central Bank, as well as other assets eligible as collateral and other undrawn credit lines in development banks), all of which reinforce the solid liquidity position of the Bank.

The Bank exhibits both Liquidity Coverage Ratio (LCR) well above the 100% regulatory limit and a Net Stable Funding Ratio (NSFR) also well above 100%.

•	Access to wholesale markets for liquidity based on short and long-term ratings.
•

Moderate use of assets as security for structural balance-sheet funding sources that has increased since the end of 2019, remaining still at limited levels, as a consequence of the utilization of the Central Bank’ program put in place to prevent further damages on economic activity resulting from COVID-19 pandemic.

The Bank performs a continuous internal process to ensure the adequacy of both, its liquidity position and the management, measurement, monitoring and control of its liquidity risk (Internal Liquidity Adequacy and Assessment Process - ILAAP).

All these processes, which are forward-looking and integrated into the decision-making and management process, risk management and risk appetite, liquidity planning and overall strategy, have the ultimate objective of ensuring that the Bank has and will have adequate liquidity resources to meet their obligations under both normal and stressed conditions and over an appropriate set of time horizons, taking into account all material sources of liquidity risk.

Limits management and control systems

The structural risk control and oversight mechanisms are defined in the policies set by the Bank’s Management, taking into account the requirements established by regulators and the Bank’s risk appetite statement. These control mechanisms consider the different structural risk sub-types, as well as the implications, contingencies and interrelations among them.

The main function of structural risk in the second line of defense is the measurement, analysis and control of metrics to ensure that the level of balance sheet structural risk is aligned with approved policies, limits and the Bank’s risk appetite. In particular:

•

Monthly calculation, analysis and monitoring of the position, performance and trends of structural risks through the different axes and levels defined, reporting regularly to Bank’s Management to provide a general view of the risk profile and if necessary, request action measures to the lines of business.

•	Acceptance of structural risk limits and risk appetite, products and transactions.
•	Definition and monitoring of models and policies.

As already described for trading market risk, under the annual limits plan framework, limits are also set for balance sheet structural risks, responding to the Bank’s risk appetite level.

The main limits are:

•	Balance sheet structural interest rate risk:
-	Limit on the sensitivity of net interest income over a one-year horizon.
-	Limit on the sensitivity of the value of equity.
•	Structural exchange rate risk:
-	Net position in each currency (for results hedging positions).

In the event that one of these limits or their sub-limits is breached, the risk management executives from the lines of business must explain the reasons for this and provide an action plan to correct it.

Methodologies

a) Structural interest rate risk

The Bank analyzes the sensitivity of its equity value and net interest income to changes in interest rates as well as its different sources and sub-types of risk. These sensitivities measure the impact of changes in interest rates on the value of a financial instrument, a portfolio and the Bank as a whole, as well as the impact on the profitability structure over the given time horizon for which net interest income (NIM) is calculated.

Taking into consideration the balance-sheet interest rate position and the market situation and outlook, the necessary financial actions are adopted to align this position with that defined by the Bank. These measures can range from opening positions in markets to the definition of the interest rate characteristics of our commercialized products.

The metrics used by the Bank to control interest rate risk in these activities are the re-pricing gap, sensitivity of net interest income and market value of equity (MVE) to changes in interest rates, the duration of capital and Value at Risk (VaR) for economic capital calculation purposes.

b) Interest rate gap on assets and liabilities

This is the basic concept for identifying the Bank’s interest rate risk profile and it measures the difference between the volume of sensitive assets and liabilities on and off balance sheet that re-price (i.e. that mature or are subject to rate revisions) at certain times (called, buckets). This provides an immediate approximation of the sensitivity of the entity’s balance sheet and its net interest income and equity value to changes in interest rates.

c) Net interest income (NIM) sensitivity

Net interest income (NIM) is calculated as the difference between income from interest on assets and the interest cost of liabilities in the banking book over a given time horizon of one year. NIM sensitivity is the difference between the NIM calculated under a selected scenario and the NIM calculated under a base scenario. Therefore, there may be as many NIM sensitivities as there are scenarios considered. This metric allows for the identification of short-term risks, and it is complementary to the EVE sensitivity.

d) Economic value of equity (EVE) sensitivity

This measures the interest rate risk implicit in equity value, which for the purposes of interest rate risk is defined as the difference between the net current value of assets and the net current value of outstanding liabilities, based on the impact that a change in interest rates would have on those current values. EVE sensitivity is obtained as the difference between the EVE calculated under a selected scenario and the one calculated under a base scenario. Therefore, there may be as many EVE sensitivities as there are scenarios considered. This metric allows for the identification of long-term risks and it is complementary to NIM.

e) Treatment of liabilities with no defined maturity

Under the Bank´s model, the total volume of account balances with no maturity is divided between stable and unstable balances, which are obtained from a model based on the relationship between balances and their own moving averages.

From the methodology described above and, an exponential time decay simplified model for the stable part, the monthly cash flows are obtained and used to calculate NIM and EVE sensitivities.

f) Pre-payment treatment for certain assets

The potential pre-payment risk mainly affects fixed-rate mortgages. This risk is modelled and included in the metrics used to monitor the risk appetite.

g) Value at Risk (VaR)

For balance sheet activity and investment portfolios, this is defined as the 99% percentile of the distribution function of losses in equity value, calculated based on the current market value of positions and returns over the last two years, at a particular level of statistical confidence over a certain time horizon. As with trading portfolios, a period of two years or at least 520 days from the reference date of the VaR calculation is used.

h) Structural foreign exchange rate risk

These activities are monitored via position measurements and results, on a daily basis.

i) Structural equity risk

These activities are monitored via position measurements, VaR and results, on a monthly basis.

5.   Structural balance sheet risks key metrics

The market risk profile inherent to the Bank’s balance sheet, in relation to its asset volumes and shareholders’ equity, as well as the budgeted net interest income, remained moderate in 2020, in line with previous years.

The interest rate risk originated by commercial banking is transferred for management purposes – through an internal risk transfer system – to the Financial area, which is responsible for Bank’s structural risk management generated by interest rate fluctuations.

The Bank’s usual practice is to measure interest rate risk by using statistical models, relying on mitigation strategies for structural risk using interest rate instruments, such as fixed income bond portfolios and financial derivative instruments to maintain the risk profile at levels that are appropriate to the risk appetite approved by the Board of Directors.

Structural interest rate risk

The interest rate risk in the balance sheet management portfolios, measured in terms of NIM sensitivity at one year to a parallel increase of hundred basis points in the yield curve, remained stable throughout 2018 under 700 million pesos, mainly due to the short-term re-pricing of the loan portfolio. At the end of December 2018, the risk consumption measured in terms of hundred basis points MVE sensitivity stood under 3,900 million pesos.

The table below shows in millions of pesos the distribution of interest rate risk by maturity as of December 31, 2018. The reported amounts include estimated interest on fixed and variable rate instruments. Interest on variable rate instruments is determined using the rate in effect as of the balance sheet date for the first scheduled interest payment and amounts are determined based on the contractual spread for each period thereafter.

	Total	0 - 1 Months	1 - 3 Months	3 - 6 Months	6 - 12 Months	1 - 3 Years	3 - 5 Years	> 5 Years	Not Sensitive

Money Market	101,353	35,304	—	—	—	52	—	—	65,997
Loans	789,010	400,172	44,475	27,446	51,727	119,014	56,923	90,388	(1,135)
Trade Finance	—	—	—	—	—	—	—	—	—
Intragroup	(226)	—	—	—	—	—	—	—	(226)
Securities	351,755	59,520	11,051	8,589	44,187	58,048	13,198	30,524	126,637
Permanent	14,417	—	—	—	—	—	—	—	14,417
Other Assets	2,491,052	—	—	—	—	—	—	—	2,491,052
Total Balance Sheet Assets	3,747,361	494,996	55,526	36,035	95,914	177,114	70,121	120,912	2,696,742
Money Market	(114,421)	(27,386)	(89)	—	—	—	—	—	(86,945)
Deposits	(636,907)	(253,774)	(17,801)	(12,984)	(91,065)	(156,158)	—	(105,126)	—
Trade Finance	—	—	—	—	—	—	—	—	—
Intragroup	—	—	—	—	—	—	—	—	—
Long-Term Funding	(207,327)	(65,439)	(6,383)	(9,993)	(8,361)	(14,760)	(60,990)	(3,727)	(37,675)
Equity	(125,813)	—	—	—	—	—	—	—	(125,813)
Other Liabilities	(2,527,900)	—	—	—	—	—	—	—	(2,527,900)
Total Balance Sheet Liabilities	(3,612,368)	(346,599)	(24,273)	(22,977)	(99,426)	(170,918)	(60,990)	(108,853)	(2,778,333)
Total Balance Sheet Gap	134,993	148,397	31,253	13,058	(3,512)	6,196	9,131	12,059	(81,591)
Total Off-Balance Sheet Gap	(5,070)	27,072	576	(1,096)	4,739	(5,802)	(3,267)	(27,293)	—
Total Structural Gap		175,469	31,829	11,962	1,227	394	5,864	(15,234)	(81,591)
Accumulated Gap	—	175,469	207,298	219,260	220,487	220,881	226,745	211,511	129,920

The interest rate risk in the balance sheet management portfolios, measured in terms of NIM sensitivity at one year to a parallel increase of hundred basis points in the yield curve, remained stable throughout 2019 under 1,000 million pesos, mainly due to the short-term re-pricing of the loan portfolio. At the end of December 2019, the risk consumption measured in terms of hundred basis points MVE sensitivity stood under 3,700 million pesos.

The table below shows in millions of pesos the distribution of interest rate risk by maturity as of December 31, 2019. The reported amounts include estimated interest on fixed and variable rate instruments. Interest on variable rate instruments is determined using the rate in effect as of the balance sheet date for the first scheduled interest payment and amounts are determined based on the contractual spread for each period thereafter.

	Total	0 - 1 Months	1 - 3 Months	3 - 6 Months	6 - 12 Months	1 - 3 Years	3 - 5 Years	> 5 Years	Not Sensitive

Money Market	84,372	33,396	4,299	1,714	393	29	—	—	44,540
Loans	828,076	415,078	48,155	29,078	54,722	125,650	60,560	95,727	(895)
Trade Finance	—	—	—	—	—	—	—	—	—
Intragroup	2,391	—	—	—	—	—	—	—	2,391
Securities	399,818	43,227	10,226	4,405	7,133	69,280	62,236	88,523	114,790
Permanent	16,890	—	—	—	—	—	—	—	16,890
Other Assets	2,465,434	—	—	—	—	—	—	—	2,465,434
Total Balance Sheet Assets	3,796,981	491,701	62,680	35,197	62,248	194,959	122,796	184,250	2,643,150
Money Market	(211,629)	(105,227)	(591)	—	—	—	—	—	(105,810)
Deposits	(631,480)	(238,192)	(25,728)	(14,968)	(89,071)	(145,780)	—	(117,741)	—
Trade Finance	—	—	—	—	—	—	—	—	—
Intragroup	—	—	—	—	—	—	—	—	—
Long-Term Funding	(207,463)	(79,157)	(10,176)	(9,497)	(11,461)	(37,462)	(27,899)	(9,177)	(22,633)
Equity	(138,381)	—	—	—	—	—	—	—	(138,381)
Other Liabilities	(2,458,248)	—	—	—	—	—	—	—	(2,458,248)
Total Balance Sheet Liabilities	(3,647,201)	(422,576)	(36,495)	(24,465)	(100,532)	(183,242)	(27,899)	(126,918)	(2,725,072)
Total Balance Sheet Gap	149,780	69,125	26,185	10,732	(38,284)	11,717	94,897	57,332	(81,922)
Total Off-Balance Sheet Gap	(27,704)	93,301	1,883	(85)	(3,869)	(20,620)	(14,927)	(83,290)	(99)
Total Structural Gap		162,426	28,068	10,647	(42,153)	(8,903)	79,970	(25,958)	(82,021)
Accumulated Gap	—	162,426	190,494	201,141	158,988	150,085	230,055	204,097	122,076

The interest rate risk in the balance sheet management portfolios, measured in terms of NIM sensitivity at one year to a parallel increase of hundred basis points in the yield curve, remained stable throughout 2020 under 350 million pesos, mainly due to the short-term re-pricing of the loan portfolio. At the end of December 2020, the risk consumption measured in terms of hundred basis points MVE sensitivity stood under 3,000 million pesos.

The table below shows in millions of pesos the distribution of interest rate risk by maturity as of December 31, 2020. The reported amounts include estimated interest on fixed and variable rate instruments. Interest on variable rate instruments is determined using the rate in effect as of the balance sheet date for the first scheduled interest payment and amounts are determined based on the contractual spread for each period thereafter.

	Total	0 - 1 Months	1 - 3 Months	3 - 6 Months	6 - 12 Months	1 - 3 Years	3 - 5 Years	> 5 Years	Not Sensitive

Money Market	208,892	97,682	224	10	—	—	—	—	110,976
Loans	842,579	391,465	51,416	29,398	40,954	110,704	59,480	158,690	473
Trade Finance	—	—	—	—	—	—	—	—	—
Intragroup	2,324	—	—	—	—	—	—	—	2,324
Securities	612,958	92,700	10,420	18,633	12,072	120,979	50,809	93,965	213,379
Permanent	17,838	—	—	—	—	—	—	—	17,838
Other Assets	2,432,847	—	—	—	—	—	—	—	2,432,847
Total Balance Sheet Assets	4,117,438	581,847	62,060	48,041	53,026	231,683	110,289	252,655	2,777,837
Money Market	(415,269)	(136,167)	(25)	—	—	(35)	—	—	(279,042)
Deposits	(712,440)	(538,576)	(28,189)	(7,546)	(38,605)	(40,318)	—	(59,206)	—
Trade Finance	—	—	—	—	—	—	—	—	—
Intragroup	—	—	—	—	—	—	—	—	—
Long-Term Funding	(234,391)	(71,773)	(13,809)	(8,311)	(5,645)	(65,572)	(39,636)	(8,094)	(21,552)
Equity	(158,338)	—	—	—	—	—	—	—	(158,338)
Other Liabilities	(2,421,345)	—	—	—	—	—	—	—	(2,421,345)
Total Balance Sheet Liabilities	(3,941,783)	(746,516)	(42,023)	(15,857)	(44,250)	(105,925)	(39,636)	(67,300)	(2,880,277)
Total Balance Sheet Gap	175,655	(164,669)	20,037	32,184	8,776	125,758	70,653	185,355	(102,440)
Total Off-Balance Sheet Gap	(27,858)	96,078	(518)	(7,124)	(1,257)	(16,773)	(20,744)	(77,053)	(466)
Total Structural Gap		(68,591)	19,519	25,060	7,519	108,985	49,909	108,302	(102,906)
Accumulated Gap		(68,591)	(49,072)	(24,012)	(16,493)	92,492	142,401	250,703	147,797

Structural foreign exchange rate risk

Structural exchange rate risk arises from Bank transactions in foreign currencies.

The management of this risk is dynamic and seeks to limit the impact on the core capital ratio of foreign exchange rate movements.

In 2020, hedging of the core capital ratio for foreign exchange rate risk were kept close to 100%. The Bank´s objective is to maintain the structural exchange-rate risk completely hedged with a management limit of USD 15 million that represents 0.02% of the total assets as of December 31, 2020.

Structural equity risk

The Bank maintains equity positions in its banking book in addition to those of the trading portfolio. These positions are maintained as equity instruments or as equity stakes, depending on the percentage owned or control.

The equity portfolio available for the banking book at the end of December 2020 was diversified in securities in various segments. Most of the portfolio is invested in financial activities. Among other sectors, to a lesser extent, are for example real estate activities or public administrations.

As of December 31, 2020, the Bank does not maintain any equity positions in its banking book.

6.   Liquidity risk management

The responsibilities of the liquidity risk function in the second line of defense are to:

•	Provide oversight of liquidity risk management, as carried out by the first line of defense.
•

Verify compliance with established liquidity risk policies and limits, and assess whether businesses remain within the Bank’s risk appetite limits. Report, as necessary, on risk, risk appetite and potential breaches thereof, to the appropriate governance bodies.

•

Express an opinion and challenge business proposals. Provide Bank’s Management and the business units with the elements required to understand the liquidity risk of the different businesses and activities.

•	Provide a consolidated view of liquidity risk exposures; including the liquidity risk profile.
•	Provide detailed assessments of material liquidity risks and closely monitor emerging risks.
•	Define metrics to be used in liquidity risk measurement, review and challenge liquidity risk appetite and lower-level limits proposals from the first line of defense.
•	Confirm whether adequate liquidity procedures are in place for managing the business within risk appetite limits.

Methodologies

The Bank measures liquidity risk using a range of tools and metrics that account for the risk factors identified within this risk.

a) Liquidity buffer

The buffer is a portion of the total liquidity available to an entity to deal with potential withdrawals of funds (liquidity outflows) that may arise as a result of periods of stress. Specifically, a buffer consists of a set of unencumbered liquid resources that are available for immediate use and capable of generating liquidity promptly, without incurring any loss or excessive discount. The Bank uses the liquidity buffer as a tool that forms part of the calculation of most liquidity metrics.

b) Liquidity Coverage Ratio (LCR)

LCR has a regulatory definition and is intended to reinforce the short-term resistance of banks’ liquidity risk profile by ensuring that they have available sufficient high-quality liquid assets to withstand a stress scenario (idiosyncratic stress or market stress) of considerable severity for thirty calendar days.

The monitoring and surveillance of compliance with this standard is responsibility of the Mexican Central Bank, which, within the scope of its competence, jointly issued with the CNBV on December 31, 2014, the General Provisions on Liquidity Requirements for Banking Institutions (hereinafter, the "Liquidity Requirements") (Disposiciones de carácter general sobre los Requerimientos de Liquidez para las Instituciones de Banca Múltiple) applicable to the calculation, elements and scenarios of the Liquidity Coverage Ratio, in accordance with the guidelines established by the Basel Committee on Banking Supervision in October 2014.

The objectives of the liquidity requirements are as follows:

•	To anticipate that banking institutions in Mexico has available liquid assets with high credit quality to manage their obligations and liquidity necessities along thirty days.
•	To establish a liquidity coverage ratio as per a methodology in line with the international standards, which must include all foreign currencies.
•	To include both on and off balance transactions in the liquidity coverage ratio calculation, as long as those transactions represent a liquidity potential risk for banking institutions.
•	To anticipate that banking institutions in Mexico consolidate their subsidiaries, which core business, relates to financial operations.

The liquidity coverage ratio is the result of dividing the liquid assets by the net cash flow.

c) Wholesale gap metric

This metric measures the number of days the Bank would survive using its liquid assets to cover the liquidity losses assuming non-renewable wholesale financing outflows for a determined liquidity horizon. In addition, it is also used as an internal short-term liquidity metric helping to reduce the risk of dependence on wholesale funding.

d) Net Stable Funding Ratio (NSFR)

NSFR is one of the metrics used by the Bank to measure long-term liquidity risk. It is a regulatory metric defined as the coefficient of the available amount of stable funding and the required amount of stable funding. This metric requires banks to maintain a solid balance sheet where assets and off-balance sheet activities are funded with stable liabilities.

This ratio seeks to reduce the liquidity risk for a longer time horizon, by requiring the banks that finance their activities through stable sources of financing, in accordance with the liquidity and maturity of its assets, mitigating the risk of episodes of liquidity stress in the future, and also prevents excessive dependence on sources of short-term wholesale financing.

The monitoring and surveillance of compliance with this standard is responsibility of the Mexican Central Bank, which, within the scope of its competence, jointly issued with the CNBV on December 31, 2014, the Liquidity Requirements applicable to the calculation, elements and scenarios of the Net Stable Funding Ratio, in accordance with the guidelines established by the Basel Committee on Banking Supervision in October 2014.

The CNBV and Mexican Central Bank have not issued its final definition of the Net Stable Funding Ratio based on the guidelines approved by the Basel Committee in October 2014.

e) Asset encumbrance metrics

The Bank uses at least two types of metrics to measure asset encumbrance risk. The first is the asset encumbrance ratio, which calculates the proportion of total encumbered assets to the entity’s total assets. The second, the structural asset encumbrance ratio, which measures the proportion of encumbered assets deriving from structural funding transactions (mainly long-term collateralized issuances and funding from the Central Bank).

f) Other liquidity indicators

Aside from traditional liquidity risk measurement tools for short-term risk and long-term or funding risk, the Bank has constructed a range of additional liquidity indicators that supplement the conventional tool-set and measure other liquidity risk factors not otherwise covered. These indicators include concentration metrics, such as top one and five funding providers, or distribution of funding by maturity date.

g) Liquidity scenario analysis

The Bank uses four standard scenarios as liquidity stress tests:

i.	An idiosyncratic scenario featuring events that adversely affect the Bank alone;
ii.	A local market scenario, which considers events that have serious adverse effects on the financial system or real economy of the country;
iii.	A global market scenario, which considers events that have serious adverse effects on the global financial system; and
iv.	A combined scenario, coupling idiosyncratic events with severe (local and global) market events arising simultaneously and interactively.

The Bank uses the outcomes of the stress scenarios in combination with other tools to determine risk appetite and support business decision-making.

h) Liquidity early warning indicators (EWI)

The system of liquidity EWI comprises quantitative and qualitative indicators that enable the Bank to foresee liquidity stress situations and potential weaknesses in the Bank’s funding and liquidity structure. EWI are both external (environmental) and internal, respectively relating to market financial variables and to the Bank’s own actions.

7.   Liquidity risk key metrics

The Bank has a strong liquidity and financing position and maintains large buffers of highly liquid assets.

Since the beginning of the COVID-19 pandemic, liquidity has been closely monitored and preventive management measures were carried out to strengthen it.

During four days in March 2020, LCR was below the threshold. The regulatory minimum required in 2020 was 100% and the internal limit was 110%, afterwards LCR remains stable with regulatory ratios above. During 2020, the weighted average LCR for the Bank is 159.37%, complying with the Bank´s desired risk profile and well above the regulatory minimum established. In addition, the Central Bank has adopted measures to provide significant liquidity to the system.

The Bank has an effective management of its liquidity buffers to face the challenge of maintaining a proper liquidity profile (regulatory limits) while protecting the profitability of the balance sheet.

Furthermore, the Bank maintains sound balance sheet structures, with a stable financing structure based on a broad customer deposit base, which covers structural needs, with low dependence on short-term funding and liquidity metrics well above regulatory requirements level and within the limits defined on the risk appetite framework.

Hence, for long-term liquidity, the regulatory metric NSFR remains above 100%, anticipating compliance with the regulatory minimum requirement of 100% in 2021.

In terms of structural assets encumbrance risk, the Bank’s levels are in line with those of its peers, where the main sources of encumbrance are secured lending and collateralized funding facilities provided by the Central Bank.

The soundness of the Bank’s balance sheet is also demonstrated under stress scenarios. The Bank would survive the remote case scenario for at least forty-five days, meeting liquidity requirements with their liquid asset buffers alone.

The table below shows in millions of pesos the distribution of the liquidity risk by maturity as of December 31, 2018. The reported amounts include cash flows from interest on fixed and variable rate instruments. The interest on variable rate instruments is determined using the forward interest rates for each period presented.

	Total	0 - 1 Months	1 - 3 Months	3 - 6 Months	6 - 12 Months	1 - 3 Years	3 - 5 Years	> 5 Years	Not Sensitive

Money Market	101,353	35,304	—	—	—	52	—	—	65,997
Loans	894,975	63,631	77,990	77,902	117,370	262,468	126,185	170,565	(1,135)
Trade Finance	—	—	—	—	—	—	—	—	—
Intragroup	(226)	—	—	—	—	—	—	—	(226)
Securities	265,639	204,594	143	1,183	42,759	1,766	3,098	11,128	968
Permanent	14,417	—	—	—	—	—	—	—	14,417
Other Assets	2,491,052	—	—	—	—	—	—	—	2,491,052
Total Balance Sheet Assets	3,767,210	303,529	78,133	79,085	160,129	264,286	129,283	181,693	2,571,073
Money Market	(114,421)	(27,386)	(89)	—	—	—	—	—	(86,945)
Deposits	(643,226)	(253,793)	(20,848)	(17,375)	(14,367)	(19,813)	(11,475)	(305,556)	—
Trade Finance	—	—	—	—	—	—	—	—	—
Intragroup	—	—	—	—	—	—	—	—	—
Long-Term Funding	(214,803)	(3,470)	(10,517)	(17,219)	(29,238)	(40,266)	(72,295)	(4,010)	(37,788)
Equity	(125,813)	—	—	—	—	—	—	—	(125,813)
Other Liabilities	(2,527,900)	—	—	—	—	—	—	—	(2,527,900)
Total Balance Sheet Liabilities	(3,626,163)	(284,649)	(31,454)	(34,594)	(43,605)	(60,079)	(83,770)	(309,566)	(2,778,446)
Total Balance Sheet Gap	141,047	18,880	46,679	44,491	116,524	204,207	45,513	(127,873)	(207,373)
Total Off-Balance Sheet Gap	30,927	755	108	(144)	1,637	5,657	6,293	3,781	12,838
Total Structural Gap		19,635	46,787	44,347	118,161	209,864	51,806	(124,092)	(194,535)
Accumulated Gap		19,635	66,422	110,769	228,930	438,794	490,600	366,508	171,973

The table below shows in millions of pesos the distribution of the liquidity risk by maturity as of December 31, 2019. The reported amounts include cash flows from interest on fixed and variable rate instruments. The interest on variable rate instruments is determined using the forward interest rates for each period presented.

	Total	0 - 1 Months	1 - 3 Months	3 - 6 Months	6 - 12 Months	1 - 3 Years	3 - 5 Years	> 5 Years	Not Sensitive

Money Market	83,423	38,853	—	—	—	29	—	—	44,540
Loans	923,390	63,743	91,160	73,504	122,407	280,957	121,497	171,017	(895)
Trade Finance	—	—	—	—	—	—	—	—	—
Intragroup	2,391	—	—	—	—	—	—	—	2,391
Securities	411,339	31,965	1,856	1,861	10,709	81,502	63,620	98,939	120,887
Permanent	16,890	—	—	—	—	—	—	—	16,890
Other Assets	2,465,434	—	—	—	—	—	—	—	2,465,434
Total Balance Sheet Assets	3,902,867	134,561	93,016	75,365	133,116	362,488	185,117	269,956	2,649,247
Money Market	(210,680)	(100,790)	(718)	(684)	(2,116)	(903)	—	—	(105,470)
Deposits	(709,438)	(238,812)	(33,549)	(26,289)	(26,585)	(62,061)	(42,162)	(279,979)	—
Trade Finance	—	—	—	—	—	—	—	—	—
Intragroup	—	—	—	—	—	—	—	—	—
Long-Term Funding	(213,656)	(8,851)	(18,714)	(23,558)	(34,569)	(66,566)	(29,414)	(9,339)	(22,644)
Equity	(138,381)	—	—	—	—	—	—	—	(138,381)
Other Liabilities	(2,458,248)	—	—	—	—	—	—	—	(2,458,248)
Total Balance Sheet Liabilities	(3,730,403)	(348,453)	(52,981)	(50,531)	(63,270)	(129,530)	(71,576)	(289,318)	(2,724,743)
Total Balance Sheet Gap	172,464	(213,892)	40,035	24,834	69,846	232,958	113,541	(19,362)	(75,496)
Total Off-Balance Sheet Gap	20,905	(15,134)	398	730	1,125	10,566	5,253	6,175	11,791
Total Structural Gap		(229,026)	40,433	25,564	70,971	243,524	118,794	(13,187)	(63,705)
Accumulated Gap		(229,026)	(188,593)	(163,029)	(92,058)	151,466	270,260	257,073	193,368

The table below shows in millions of pesos the distribution of the liquidity risk by maturity as of December 31, 2020. The reported amounts include cash flows from interest on fixed and variable rate instruments. The interest on variable rate instruments is determined using the forward interest rates for each period presented.

	Total	0 - 1 Months	1 - 3 Months	3 - 6 Months	6 - 12 Months	1 - 3 Years	3 - 5 Years	> 5 Years	Not Sensitive

Money Market	210,487	99,500	—	10	—	—	—	—	110,976
Loans	906,434	53,486	86,614	70,534	103,026	252,900	113,424	225,978	473
Trade Finance	—	—	—	—	—	—	—	—	—
Intragroup	2,324	—	—	—	—	—	—	—	2,324
Securities	619,308	81,245	5,776	18,753	16,306	124,401	59,352	96,046	217,429
Permanent	17,838	—	—	—	—	—	—	—	17,838
Other Assets	2,432,847	—	—	—	—	—	—	—	2,432,847
Total Balance Sheet Assets	4,189,238	234,231	92,390	89,297	119,332	377,301	172,776	322,024	2,781,887
Money Market	(416,864)	(136,167)	(342)	(397)	(877)	(78)	—	—	(279,004)
Deposits	(765,648)	(188,768)	(36,499)	(22,885)	(26,267)	(78,592)	(62,686)	(349,951)	—
Trade Finance	—	—	—	—	—	—	—	—	—
Intragroup	—	—	—	—	—	—	—	—	—
Long-Term Funding	(237,778)	(7,804)	(13,606)	(23,355)	(32,978)	(88,412)	(41,763)	(8,307)	(21,553)
Equity	(158,338)	—	—	—	—	—	—	—	(158,338)
Other Liabilities	(2,421,345)	—	—	—	—	—	—	—	(2,421,345)
Total Balance Sheet Liabilities	(3,999,973)	(332,739)	(50,447)	(46,637)	(60,122)	(167,082)	(104,449)	(358,258)	(2,880,240)
Total Balance Sheet Gap	189,265	(98,508)	41,943	42,660	59,210	210,219	68,327	(36,234)	(98,353)
Total Off-Balance Sheet Gap	(3,137)	(18,378)	(431)	(337)	233	3,417	(1,112)	(494)	13,964
Total Structural Gap		(116,886)	41,512	42,323	59,443	213,636	67,215	(36,728)	(84,389)
Accumulated Gap		(116,886)	(75,374)	(33,051)	26,392	240,028	307,243	270,515	186,126

Relaxation supervisory measures implemented as a result of COVID-19

On April 8, 2020, the Banking Liquidity Regulatory Committee, comprised of the Mexican Central Bank, the SHCP and the CNBV issued a series of exceptions to the "Liquidity Requirements" (Disposiciones de Carácter General sobre los Requerimientos de Liquidez para las Instituciones de Banca Múltiple) in order to avoid amplifying constraints in market conditions. In general terms, these exceptions permit the following: (i) assets that were eligible as liquid assets as of February 28, 2020 may continue to be considered as such, even if they would otherwise no longer be eligible as a result of the volatility in financial markets in recent weeks and (ii) the liquidity reserves calculation for potential margin calls and valuation changes of portfolios of financial derivatives may exclude data for March 2020. In addition, no corrective actions will be taken for financial institutions whose LCR falls below 100%. These temporary measures will be in place until September, 2021.

d)   Capital risk

1.    Introduction

The Bank defines capital risk as the risk of lacking sufficient capital, either in quantitative or qualitative terms, to fulfil its business objectives, regulatory requirements, or market expectations.

The Capital Risk function carries out, among other tasks, the oversight and control of the capital activities developed by the first line. These are grouped in four different work streams, ensuring that monitoring is in accordance with the Bank’s risk profile:

•

Capital planning: Internal process which aims to set capital levels and capital returns consistent with the Bank’s strategy execution. The Bank should ensure its solvency and capital efficiency. For this purpose, the Bank identifies the capital actions required to achieve  its defined capital ratios and return on capital targets.

•

Capital adequacy: Process to assess the capital levels to cover the nature and level of risks that the entity is, or may be, exposed to, in accordance with the risk identification and assessment process, the Bank’s strategy, defined risk appetite, and different macroeconomic scenarios (base and stress scenarios).

•	Capital measurement: Required activities to obtain solvency metrics levels. This process includes defining the methodology to be followed to obtain the final figures required.
•	Origination: Process to evaluate the efficiency of the portfolios to identify potential initiatives for capital relief (i.e. securitizations, risk mitigation techniques or asset sales).

2.   Capital risk management

Capital risk, the second line of defense, independently challenges the first line activities mainly through the following processes:

•	Supervision of capital planning and adequacy exercises through a review of the main components, assumptions, models, macroeconomic scenarios that may affect solvency levels projection.
•

Ongoing supervision of the Bank’s regulatory capital measurement by identifying the main risks of the key metrics by setting tolerance levels and reviewing capital consumption and the consistency of the calculations, including single transactions with an impact on capital.

•	Review and challenge of the execution of those capital actions proposed in line with capital planning and risk appetite.

The function is designed to carry out full and regular monitoring of capital risk by verifying that capital is sufficient and adequately covered in accordance with the Bank’s risk profile.

Capital risk control is part of the general risk framework as well as of the Bank's capital framework and model. It brings together a range of processes, such as capital planning and adequacy and the subsequent budget execution and monitoring, alongside the ongoing measurement of capital and the reporting and disclosure of capital data.

Supervision of capital planning and adequacy exercises

The Risk function reviews capital planning and adequacy exercises to ensure that capital is consistent with the established risk appetite and risk profile. It has the following fundamental objectives:

•	Ensure that all relevant risks to which the Bank is subject, in the course of its activity are monitored.
•	Check that the methodologies and assumptions used in these planning processes are appropriate.
•	Verify that results are reasonable and consistent with the business strategy, and the macroeconomic environment.
•	Assess the consistency between different exercises, especially those that use baseline and stressed scenarios.

This function is implemented in phases, according to the following:

Definition of scope

The capital planning and adequacy supervision begins with the preparation of the materiality proposal, identifying business units’ risks that might affect the Bank’s solvency.

Qualitative analysis

In this phase, the overall quality of the qualitative forecasts process is assessed, and includes a review of the following aspects:

•	Models used in the generation of forecasts and scenarios, scope, metrics covered.
•	Documentation available and provided in the generation process.
•	The quality of the information included in the forecasts, the integrity of the data, the controls applied, the recommendations issued by Internal Audit, etc.

Governance of the process, committees before which the forecasts have been presented and reviewed, approval by different areas prior to final approval.

Quantitative analysis

The defined metrics that affect projections of capital components are quantitatively assessed.

This phase calls for the second line involvement and appropriate coordination with the first line to conduct an analysis of the main risks that may affect in the Bank’s solvency.

Conclusions and disclosure

Based on the outcomes from the capital planning and adequacy supervision, the first line and second line conducts a final assessment, at least encompassing the scope of analysis, the process weaknesses and  improvement areas, main identified risks, solvency risk appetite achievement  and reporting to the Bank’s Management in accordance with established governance. This ensures that effective and constructive challenge is conducted from the second line of defense concerning the proposed capital plans.

If deemed necessary, a discussion of these conclusions will be proposed in the comprehensive risk management committee.

Ongoing supervision of capital measurement

Ongoing supervision of the measurement of the Bank’s regulatory capital, ensuring an appropriate capital risk appetite.

For this purpose, the second line conducts a qualitative analysis of the regulatory and supervisory framework and an ongoing review of the Bank’s appetite and specified thresholds.

Moreover, ongoing monitoring of compliance with the capital risk appetite is conducted aiming to maintain capital levels above the regulatory requirements and market expectations.

To fulfil this function, the following phases have been established:

Definition of metrics and thresholds

A set of metrics and thresholds that are used in the supervision process are defined to enable adequate capital risk monitoring and control. These are specified on an annual basis.

The metrics consist of:

•	Primary metrics: Risk aggregated metrics under Board of Directors’ direct control that express the Bank’s risk profile.
•	Secondary metrics: include a more extensive breakdown of primary metrics and allow more granularity and risk appetite management.
•	Monitoring metrics: provide a more detailed analysis.

Thresholds are set for primary and secondary metrics, which if breached, trigger a more detailed analysis and an explanation of the causes of the breach.

Preliminary analysis

This analysis comprises the main qualitative issues that may affect the Bank’s solvency, such as process governance and regulatory framework changes.

Measurement assessment

Based on the information provided, the Capital Risk function analyzes the metrics defined in the process, according to the following procedure:

•	Review of primary and secondary metrics to detect variations that exceed the defined thresholds, and where they do, perform a detailed analysis of the causes and analyses supplementary metrics.
•	If the origin of the incident lies in a specific business unit, information that is more detailed is requested.
•	Incidents detected must be analyzed in terms of their causes (change in volumes, changes in the profile, one-off events, capital actions, etc.) and discussed with the corresponding function involved.

Conclusions and disclosure

The governance body responsible for capital risk control discusses the report containing the conclusions and, the report will be proposed for discussion in the relevant first line committee (capital committee) and second line committee (comprehensive risk management committee).

3.   Key metrics

The Bank has a strong capital position consistent with its business model, balance sheet structure, risk profile and regulatory requirements. The Bank’s strong balance sheet and profitability enables the financial growth and continued accumulation of capital.

The capital metrics of the Bank are stable, with ratios comfortably above the regulatory requirements and at appropriate levels, aligned with the risk appetite statement approved by the Bank’s Management.

Regulatory capital

The Basel III regulatory framework implemented in Mexico since January 2013 establishes minimum capital levels in a very significant manner, both quantitatively (increased minimum requirements for Core Capital and Tier I Basic Capital, plus higher deductions from capital base) and from a qualitative point of view (higher quality of required capital).

From the capital standpoint, Basel III redefines what is considered to be available capital at financial institutions (including new deductions and raising the requirements for eligible equity instruments), increases the minimum capital requirements, requires financial institutions to operate permanently with capital buffers, and adds new requirements in relation to the risks considered.

As of December 31, 2020, the Bank met the minimum capital requirements established by current legislation.

The key regulatory capital figures are shown in Note 30.

Leverage ratio

To ensure the financial stability of the banking system as a whole, as well as to comply with the agreements of the Basel Committee on Banking Supervision, the CNBV established the methodology to calculate the leverage ratio for banks. This leverage ratio shows if the capital of the banks adequately supports their assets. Such information is helpful for the market participants, as well as for the supervisory work of the CNBV.

This ratio is calculated as Tier I capital divided by leverage exposure. Exposure is calculated as the sum of the following items:

•	Accounting assets, excluding financial derivatives and items treated as deductions from Tier 1 capital (for example, the balance of loans is included, but not that of goodwill).
•	Off-balance sheet items (mainly guarantees, unused credit limits granted and documentary credits) weighted using credit conversion factors.
•

Inclusion of net value of financial derivatives (gains and losses are netted with the same counterparty minus collaterals if they comply with certain criteria) plus a charge for the future potential exposure.

•	A charge for the potential risk of securities funding transactions.

The General Provisions Applicable to Credit Institutions (Disposiciones de Carácter General Aplicables a las Instituciones de Crédito) issued by the CNBV does not establish a minimum percentage of compliance, as it is considered for the baseline reference effect (the minimum of 3%).

As of December 31, 2020, the leverage ratio for the Bank is 7.39%.

Systemic important bank

On April 29, 2016, the Bank was appointed by the CNBV as a systemic important bank, assigning a Grade III of systemic importance. As a result, the Bank should progressively constitute in four years a capital preservation supplement of 1.20%, starting 2016.

As of December 31, 2019, the Bank constituted 100% of the capital preservation supplement required

Relaxation supervisory measures implemented as a result of COVID-19

On April 8, 2020, the CNBV issued some resolutions and provisions to address the contingency derived from the COVID-19 pandemic. In this sense, the CNBV, approved temporary amendments to the General Provisions Applicable to Credit Institutions (Disposiciones de Carácter General Aplicables a las Instituciones de Crédito) regarding regulatory capital.

The CNBV determined to grant temporary regulatory support measures regarding capitalization, between April 1, 2020 and March 31, 2021, in order to allow banks to use the capital conservation supplement (capital buffer) without impairing its minimum solvency.

In the General Provisions Applicable to Credit Institutions (Disposiciones de Carácter General Aplicables a las Instituciones de Crédito), the Early Alerts System (Sistema de Alertas Tempranas) of capitalization considers that banks may use supplements of capital conservation, precisely to face stressed scenarios like the current scenario of contingency caused by the COVID-19 pandemic, as provided in the international prudential standards of the Basel Committee.

Regulatory support measures consist, among others, on the fact that banks will not have to submit the capital conservation plan for CNBV’s approval when using capital conservation supplements, if such supplement is consumed in a maximum of 50%. The CNBV, and not its board of directors, must be informed of the causes that originated the use of the supplement; otherwise, authorization must be requested from the CNBV so that, in justified cases, the banks can increase the amounts disposed of the loans granted to related persons.

Additionally, as another regulatory support measure, the CNBV will published the standard related to the Total Loss-Absorbing Capacity (TLAC) (Capacidad Total para la Absorción de Pérdidas) when it is considered that the economic conditions allow for its implementation by banks. The TLAC standard issued by the Financial Stability Board requires global systemically important banks (G-SIB) to have financial instruments available during resolution to absorb losses and enable them to be recapitalized to continue performing their critical functions while the resolution process is ongoing. The objective is to have an orderly resolution by making debt/equity holders absorb losses (enabling a “bail-in”), instead of using public funds (conducting a “bailout”).

On April 8, 2020, the CNBV issued a number of temporary regulatory flexibility measures aimed at ensuring that financial institutions are able to continue supplying credit to their customers in a high volatility environment and mitigating the impact of the COVID-19 pandemic on the local credit markets. The temporary measures were effective from April 1, 2020 to March 31, 2021 and allowed financial institutions to use their capital conservation buffer of 2.5% without triggering any regulatory corrective measures. As of December 31, 2020, the Bank´s Net Capital Ratio stood at 19.01%, which is significantly in excess of the minimum requirement established for financial institutions comparable to the Bank’s size. The Bank decided not to apply the optional regulatory support measure.

Model roll-out

As regards credit risk, the Bank continued its plan to implement Basel’s internal ratings-based (IRB) approach for regulatory capital calculation for credit risk. As of December 31, 2020, the Bank currently has supervisory authorization to use the AIRB approach for calculating the regulatory capital requirements for the following loan portfolio: local corporates and real estate developers and using a FIRB approach for the following portfolios: Global Corporate and financial institutions (banks).

With regard to operational risk, until September 2015, the CNBV considered the application of the Basic Indicator method for calculating the capital requirement for this type of risk. As a result of regulatory changes published in October 2015 by the CNBV, it was made available for banks to utilize -with previous approval from the CNBV- the application of the Standardized Approach (TSA), the Alternative Standardized Approach (ASA) or the Advanced method (AMA) for calculating the capital requirement for operational risk. The Bank started calculating the operational risk capital requirements under the ASA in November 2016.

For market risk, the calculation of the capital requirement is made under the standard methodology according to the provisions established by CNBV.

e)   Operational risk

1.    Introduction

The Bank defines operational risk in line with the Basel framework, as the risk of losses arising from defects or failures in its internal processes, people, systems or external events, covering risk categories such as fraud, technological, cyber-risk, legal and conduct risk.

Operational risk is inherent to all products, activities, processes and systems and is generated in all business units and support areas. For this reason, all employees are responsible for managing and controlling the operational risks generated by their activities.

The Bank’s goal in terms of operational risk management and control is focused on identifying, evaluating and mitigating sources of risk, regardless of whether they have materialized or not. The analysis of the exposure to operational risk helps to determine risk management priorities.

Risk analysis improved in 2020 through different initiatives such as the definition of new risk appetite metrics, the integration of thematic assessments into the Risk and Control Self-Assessment (RCSA), as well as the implementation of an enhanced oversight process and the development of a transformation risk analysis methodology.

Mitigation plans have been promoted on aspects with special relevance (fraud, cybersecurity and vendor management, among others), focused on both the implementation of corrective actions and the proper monitoring and management of ongoing projects.

2.   Operational risk management

The following items underpin operational risk management:

Framework and tools

The Bank’s operational risk model defines the necessary elements of suitable management and control of operational risk and compliance with advanced regulatory standards and best practices for operational risk management.

The management and control of operational risk must be carried out throughout its cycle, which includes: strategy and planning; risk identification and assessment; risk monitoring; the application and monitoring of mitigation measures; and the availability of information, appropriate reporting and escalation of relevant aspects when necessary.

Policies and procedures have been defined to regulate the management and control of operational risk, as well as the tools in support of these processes.

The most important operational risk tools used by the Bank are the following:

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Internal events database. The events database provides information to improve operational risk management and control, through root cause analysis, enhancement of risk awareness and events management. Events that are registered in the database can have a financial impact (the Bank records all losses regardless of the amount) or a non-financial impact (such as regulatory, reputational or customer and services).

The internal database is supplemented by the relevant events escalation process, which allows managing and reporting to the Bank’s Management the occurrence of significant operational risk events arising across the Bank on a timely basis.

•

Operational risk and control self-assessment (RCSA). A qualitative process that seeks, using the criteria and experience of a pool of experts in each function, to determine the main operational risks for each function, the status of the existing control environment and their allocation to the different functions within the Bank.

The goal of the RCSA is to identify and assess the material operational risks that could prevent business units or support areas from achieving their objectives. Once they are assessed, mitigation actions are identified if the risk levels prove to be above the tolerable levels.

The Bank also undertakes risk assessments for specific sources of operational risk, enabling a more granular and transversal identification of potential risks. In particular, these are applied to technological risks, fraud, third party risk and factors that could lead to specific regulatory non-compliance, in addition areas that are exposed to money laundering and terrorism financing risks.

•

External event database. The external database provides quantitative and qualitative information, allowing for a more detailed and structured analysis of relevant events that have occurred in the industry, the benchmarking of the losses profile and the appropriate preparation for the RCSA, insurance and scenario analysis exercises.

•

Operational risk scenarios analysis. The objective of this tool is to identify potential events with a very low probability of occurrence, but which could result in significant losses for the Bank, and to establish appropriate mitigating actions. Expert opinion is obtained from the business lines and risk and control managers.

•

Key risk indicators. These metrics provide quantitative information on the Bank’s risk exposure and the existing control environment. The most significant indicators associated with the main risk factors are part of the operational risk appetite.

•	Risk Appetite. Non-financial risks appetite framework is structured as follows:
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A general statement setting out that the Bank is, on principle, averse to operational risk events that could lead to financial loss, fraud, operational, technological, legal and regulatory breaches, conduct problems or damage to its reputation.

-	General metrics of expected losses and stressed losses.
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An additional statement, specifically, on the following: internal and external fraud, technological, cyber-risk, anti-money laundering, products commercialization, regulatory compliance and vendor management risk.

-	Continuous follow up to detect breaches in any of our mainly process, avoiding an impact to the Bank’s risk appetite.
•

Internal Audit and regulatory recommendations. These provide relevant information on inherent and residual risk due to internal and external factors, enabling the identification of areas of improvement in the existing processes and controls.

•

Other specific instruments. There are other instruments that enable further analysis and management of operational risk, such as the new products and services assessment, the reporting of key IT and cyber-security events, monthly and annual loss forecasts, business continuity plan (BCP) management, perimeter review and the quality assurance process.

•

Capital model. A loss distribution approach (LDA) model is used to capture the Bank’s operational risk profile, based on information collected from the internal loss database, external data and scenarios. The main application of the model is to determine operational risk’s economic capital and to estimate expected and stressed losses, which are then used for operational risk appetite.

Model implementation and initiatives

The Bank performs an annual review of the operational risk profile to identify all legal entities, in which the operational risk program must be implemented or improved according to their risk profile.

The main activities and initiatives for effective operational risk management are:

•	Continuous enhancement of the integration of all tools, mentioned above, in order to perform cross- analysis.
•	Greater harmonization and integration of IT & cyber-risk processes within the Bank operational risk methodology framework.
•	Evolving IT, cyber and vendor management appetite metrics by improving their definition, measurement and by stressing the thresholds.
•

Processes improvements for the determination, identification and assessment of standard controls that have been aligned with internal policies, with the aim of strengthening and homogenizing the control environment in the Bank.

•	Establishing independent oversight and evaluation of the Bank’s control environment to challenge adequately the risk and control manager’s views.
•

Continue improving the integration of operational risk in the Bank’s strategic plan, by including information regarding the potential exposure for the next three years as well as the estimated level of losses.

•	Fostering mitigation plans for specific risks such as fraud, cybersecurity and vendor management, among others.
•	Improving the assessment methodology of the cybersecurity transformation plan to identify the risk reduction impact derived from implementation of technical security milestones.
•	Improvements in the contingency, business continuity and crisis management plans on a coordinated initiative with recovery and resolution plans, also providing coverage to emerging risks.
•

Fostering technology risk control (control and supervision of the IT systems design, infrastructure management and applications development) by defining Reference Risks to be assessed during RCSA by business owners and specialized control functions.

•	Developing a framework for the identification, assessment, aggregation and mitigation of Transformation/Change risk.

Operational risk information system

The Bank’s information system for operational risk (Heracles) supports operational risk programs, providing information for management and reporting purposes. Heracles’ main goal is to improve decision-making related to operational risk management throughout the Bank, preventing redundant or duplicated efforts.

This goal is achieved by ensuring that all people responsible for risks throughout the Bank are provided with a fuller and more precise view of their risks in a timely manner, through the integration of several programs, such as risk and control assessment, scenarios, events and metrics with a common set of taxonomies, and methodological standards.

In 2020, further integration of the risk assessments was accomplished with the integration of cyber, vendor and fraud risk assessments in the RCSA module.

In addition, advances were made by the Bank to enable further convergence in: i) risk assessments, ii) libraries of risks and controls, and iii) Internal Audit’s control testing. A process taxonomy was created, to link processes, risks and controls.

Mitigation actions

In line with the model, the Bank implements and monitors mitigation actions related to the main risk sources, which are identified through the operating risk management tools and other external information sources. Furthermore, the Bank continued to promote the preventive implementation of policies and procedures for operational risk management and control.

The most significant mitigation actions are focused on improving the customer security in their usual operations, as well as on continuous improvements in processes and technology, product sales and an adequate and continuous provision of services.

Fraud

The transformation and digitalization of the business imply new threats related to the digital world. To mitigate these risks, new products and control mechanisms are designed and reviewed taking into account potential attacks through digital means.

The use of strong customer authentication processes, the implementation of biometric validation (i.e. facial recognition) in the on-boarding customer process, etc., is becoming increasingly widespread helping mitigate these risks.

About reducing fraud, the Bank deploys specific actions such as the following:

Card fraud:

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Generalized use of Chip & PIN (operation with PIN-cards, which require the transaction to be signed-off with a numeric code), both in automated teller machines (ATM) and in physical stores, with advanced authentication mechanisms in the communication between the ATM and the point-of-sale and the Bank’s systems.

•	Card protection against electronic commerce fraud:
-	Implementation of a secure e-commerce standard (3DSecure) via two-step authentication based on one-time passwords.
-	Solutions based on mobile applications that let users deactivate cards for e-commerce use.
-	Virtual cards issuance using dynamic authentication passwords.
•	Integration of monitoring and fraud detection tools with other systems, internally and externally, to enhance suspicious activity detection capabilities.
•	Reinforced ATM security by incorporating physical protection elements and anti-skimming, as well as improvements in the logical security of the devices.

Online/mobile banking fraud:

•

Validations of online banking transactions through a second security factor based on one-time-use passwords. Evolution of technology (for example, based on image codes -QR codes - generated from the transaction data).

•	Enhanced online banking security by introducing a transaction risk scoring system that requests further authentication when a given security threshold is breached.
•	Implementation of specific protection measures for mobile banking, such as identification and registration of customer devices (Device ID).
•	Monitoring of e-banking platform security to avoid systems attacks.

Cybersecurity and data security plans

Throughout the year, the Bank continued to focus on cybersecurity risks, which affect all companies and institutions, including those in the financial sector. This situation is a cause of concern for all entities and regulators, prompting the implementation of preventive actions to be prepared for any attack of this kind.

The Bank has continued to mature its cybersecurity controls and regulations in line with the Bank’s cybersecurity framework, and based in international best practices.

The Bank has also made positive progress with its ambitious program to transform cybersecurity in order to strengthen detection, response and protection mechanisms.

At the same time, cyber threats continue to increase in severity and complexity across all industries and geographies. The Bank regularly reviews and evolves its defenses in order to continuously improve, and address existing and emerging cyber threats.

The second line of defense, cybersecurity risk team has evolved the process for assessment of cyber risk to incorporate oversight across all the core cyber risk domains in the information security program. This includes oversight and assessment of risk reduction effectiveness of the cybersecurity transformation plan.

Vendor management

As part of its digitalization strategy, the Bank aims to offer its customers the best solutions and products available in the market, which in many cases entail an increase in outsourcing activities or the employment of third party services. This aspect, together with the intensive use of new technologies such as the cloud, the increase of cyber-related risks and an increase in regulatory pressure in this area, making it necessary to reinforce procedures and controls to ensure that the risks arising from hiring suppliers are known and managed appropriately.

In order to cover new regulatory requirements, the Bank’s efforts have mainly been aimed at:

•

The definition of new criteria for classifying services according to their level of relevance. This level of relevance will determine the different requirements for approval, registration and monitoring of the services.

•	Methodology improvements to identify and analyze inherent risks.
•

Controls have been reinforced in the different phases of the vendor management model to ensure that services that involve accessing or processing of sensitive data, including personal data, are correctly identified and classified.

•

The escalation policy has been revised to ensure that the essential outsourcing functions and the critical and high relevance services are reviewed and approved in the appropriate forums, and that the relevant incidents associated with suppliers that provide these services are escalated in due time and manner for review and adequate decision-making.

•	Definition and monitoring of indicators and dashboards with regard to the model implementation process.
•	Reviewing and enhancing the data quality for relevant services and associated suppliers inventories.
•	Progress in the implementation of a management system that automates the supplier management cycle different phases to achieve enhanced process control and higher information quality.
•	Training and raising awareness of risks associated with suppliers and other third parties.
•	Identification of the main suppliers (watchlist).
•	Definition of the procedure for ‘Exit Strategy’.
•

Deployment of the Vendor Risk Assessment Centre (VRAC) function with the aim of making supplier assessments more efficient and standard, ensure that related risks are adequately covered, and execute a certification process before the service is provided.

Other relevant mitigating actions

With regards to mitigation measures related to customer practices, products and businesses, the Bank works to continuously improve and implement policies on aspects such as products and services selling, management and analysis of customer complaints, prevention of money laundering, terrorism financing and compliance with new regulations.

Analysis and monitoring of controls in Santander Corporate & Investment Banking

Due to the specific nature and complexity of the financial markets, operational control procedures are subject to continuous improvement at Santander Corporate & Investment Banking (business unit which performs the activity related to these markets), which currently focuses on the following aspects:

•

Reporting and monitoring tools have been strengthened, generating a more robust and systematic methodology for periodic measurement of the main risks, ensuring an adequate level of maturity of all the operational risk tools.

•

Continuous improvement of the control model related to regulatory requirements such as Markets in Financial Instruments Directive (MiFID II), US Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (Dodd Frank Act), Regulation EU 648/2012 on OTC financial derivatives, central counterparties and trade repositories (EMIR), IFRS 9 and General Data Protection Regulation (GDPR) among others.

•

The risk of unauthorized trading continues to be monitored through a specific risk appetite metric. As part of the control environment continued process of improvement, the guidelines and their monitoring have been strengthened. Further, new reports are being defined to produce more granular monitoring of market operations re-enforcing business continuity plans, incorporating new scenarios adapted to new industry risks (i.e. cybersecurity scenarios).

•	Strengthening business continuity plans, incorporating new scenarios adapted to new industry risks (i.e. cybersecurity scenarios).
•	Implementation of new tools that reinforce control over communications that occur in the markets trading rooms, among others with a focus on monitoring conduct risk.

Finally, it should be noted that the business remains immersed in a transformation process that involves the updating of its technological platforms and operational processes, which will, among other objectives, strengthen the control model and reduce the operational risk associated with these activities.

Insurance’s role in operational risk management

The Bank considers insurance as a key element in the management of operational risk. The Own Insurance function achieved a greater level of maturity, obtaining greater consistency and ensuring total coordination between the different functions involved in the insurance management cycle.

The following activities should be highlighted:

•

Continuous fostering of the relationship between the own insurance, operational risk and first line areas, to attain the objective of effective insurable risk management, through their active participation in the insurance and other relevant fora established by the Operational Risk function (i.e. fraud forum).

•

Permanent review of the Bank's risks with respect to contracted hedges, in order to identify all risks that may be subject to insurance coverage, analyzing the suitability of the policies for the risks covered and taking appropriate corrective measures in case it is deemed necessary.

•

Monitoring insurable losses and events identified in the insurance policies, establishing action protocols and specific monitoring fora. Identification of all risks in the Bank that can be hedged with insurance, including the identification of new insurance coverage for risks already detected in the market.

Likewise, the Own Insurance function has continued developing its role of protecting the consolidated income statement, mainly through the following tasks:

•

Establishment and implementation of those criteria to be applied in order to quantify insurable risk, based on the analysis of losses and scenarios, which allow determining the level of exposure of the Bank to each risk.

•	Analysis of the coverage available in the insurance market, and negotiation with suppliers according to the procedures established for this purpose by the Bank.
•	Recovery of insured losses, maximizing the efficiency of the hedged through policies.
•

Participation in various Bank fora/committees related to risk management, increasing their interaction with other Bank functions and ability to properly identify and evaluate insurable risks, as well as their knowledge of existing policies and activation procedures for other Bank areas.

Business continuity plan

The Bank has a Business Continuity Management System (BCMS), that is a holistic management process which identifies the potential impacts threatening the Bank and sets out the protocols and governance to assure the capacity for effective response, so as to minimize the impact of a possible interruption in business operations, protecting brand reputation, image and safeguarding the interests of the main stakeholders and, in short, making the Bank more resilient against contingency events.

The object of the business continuity management model is to define the principles, functional and governance aspects, in addition to the main associated processes and instruments that can be used to adequately develop and implement a business continuity management system, hereinafter BCMS, aligned with sector best practices and which an cover regulatory requirements established for that purpose.

a)	Business impact analysis

Business impact analysis (BIA) is a criticality analysis matrix, the analysis is based on a compilation of the processes that form part of the activity of each of the Bank’s business units. A criticality assessment is then performed.

b)	Continuity strategies

The Bank has the following Data Centers: CTOS I, CTOS II, Data Center Jurica, Alternate Data Center Cantabria. The Bank has established three buildings for the contingency operation.

c)	Activation of the business continuity plan

The response protocols for events that cause unexpected or unplanned downtime in critical business operations, must be in alignment with the Bank’s risk escalation policy.

In addition, if the event reach severity levels which could be considered as “BAU alert” situation or worst (“Silver” or “Gold” level special situations), as defined within the “Comprehensive Management Model for Special Situations”, the escalation and management procedures established in the Bank’s special situations management policy will be also activated.

d)	Testing and Maintenance
•	CNBV, the Mexican Central Bank and Internal Audit are informed periodically of the results of the Business continuity plan (BCP) and Data recovery plan (DRP) exercises.
•	All plans are tested once a year.
•	Our alternate operations sites (Centros Alternos de Trabajo o CAT by its Spanish acronym) is tested every year.
•	High availability tests are performed periodically.
•	The Bank performs programed maintenance to BCP at least once a year to ensure that the plans are updated.
•	Continuous updates to BCP and DRP are made in case of changes in the Bank’s organizational structure, technology infrastructure and human resources.

3.   Key metrics

Operational risk profile was stable during 2020.

COVID-19 pandemic led to an increase in the inherent operational risk exposure, although the Bank has put in place additional controls in order to maintain operational risk levels prior to COVID-19 health crisis and reinforce the existing ones. The Bank continues closely monitoring the impact of the COVID-19 pandemic in the risk profile and existing control environment.

The following aspects were considered a management focus during 2020:

•	Business continuity plans were effectively deployed to support all the employees, customers and business units.
•	IT performance and support, in order to continue ensuring availability and adequate performance of services, especially in online banking and call centers.
•	Transaction processing related to the volume of new loans and multiple changes in existing portfolios derived from the Support Program and internal policies.
•	Third party risk exposure, as critical providers are being closely watched with focus on business continuity capabilities and service level agreements compliance.
•

Fraud and cyber risk threats across the industry and reinforcement of the Bank’s control environment (i.e. patching, browsing control, data protection controls, etc.), as well as heightening monitoring as a preventive measure.

•	People risk, following the return to offices and/or work from home situation. Measures have been implemented throughout the Bank to ensure a suitable and safe work environment for all employees.

In 2020, levels of losses in relative terms by Basel categories were lower than as of 2019. There has been no major events related to the COVID-19 pandemic.

Losses in the category of employee practices and damage to physical assets, increased compared to 2019, while external fraud and processes related losses decreased.

Regarding external fraud, the majority of losses are related to forgery and identity theft, and the fraudulent use of debit and credit cards. The forecast for next year is for this trend to continue, with a potential intensification of the fraudsters' activity in payment transactions and electronic commerce. In this regard, the Bank is continuously improving its monitoring and control procedures and tools with the goal of tackling these risks.

f)    Compliance and conduct risk

1.    Introduction

The Compliance and Conduct function fosters the Bank´s adherence to the rules, supervisory requirements, and the principles and values of good conduct, by setting standards, advising and reporting in the interest of employees, customers, shareholders and the community as a whole.

This function addresses all matters related to:

•	Regulatory compliance.
•	Financial crime compliance (FCC).
•	Product governance and consumer protection.
•	Reputational risk.

Under the current configuration of the Bank’s three lines of defense, Compliance and Conduct is an independent second line control function organizationally under the CRO, reporting directly and regularly to the Board of Directors and its committees, through the Chief Compliance Officer (CCO).

The Bank’s goal is to minimize the probability of non-compliance events and to identify, evaluate, assess, manage, control and report any potential irregularities that may occur.

The Bank sets out in its risk appetite model its zero tolerance for Compliance and Conduct risks with the goal of minimizing the probability of any economic, regulatory or reputational impact. In order to achieve this goal, Compliance and Conduct risk is managed through a homogeneous process carried out towards a common methodology and taxonomy, fully aligned with the Risk function principles, by establishing a series of risk indicators, assessment matrices and qualitative statements.

The Annual Compliance Program (ACP) is the key management tool for covering a wide scope of around seventy activities related to risk management, governance and culture. The Board of Directors and the management team of each business unit supervise the Annual Compliance Program, and it is validated by the Bank Compliance and Conduct function. It details the main activities to be developed by the function throughout the year, classified into the following categories: i) governance; ii) findings and recommendations; iii) regulatory radar; iv) risk management; v) culture and vi) improvement projects.

2.    Governance

The CCO reports to the Bank’s governing and management bodies. This is independent of other reporting obligations by the Risk function to the governance and management bodies of the Bank’s risk profile, which also includes compliance and conduct risks.

The governance structure is composed of the general compliance committee (include reputational risk and data protection topics) and two supporting governance fora: product governance forum and the anti-money laundering and terrorism-financing forum.

The general compliance committee is the high-level collegiate body of the Compliance and Conduct function. Its main responsibilities are as follows:

•

Proposing updates and modifications to the general compliance and conduct framework and other corporate frameworks sponsored by the Compliance and Conduct function for ultimate approval by the Board of Directors.

•	Reviewing significant compliance and conduct risk events, measures adopted and their effectiveness.
•	Setting up and assessing corrective actions when risks of this kind are detected in the Bank, either due to weaknesses in the existing management and control or due to emerging new risks.
•	Monitoring newly issued or amended regulations and establishing their scope of application in the Bank, and, if necessary, defining adaptation or mitigation actions.

3.   Compliance and conduct risk management

The Compliance and Conduct risk management follows the Bank’s three lines of defense model as an independent second line control function.

One of the Compliance and Conduct function’s cornerstones consists on overseeing the effective implementation and monitoring of the General Code of Conduct (GCC) under the supervision of the compliance committee and, if relevant, of the risk supervision, regulation and compliance committee.

The GCC along with other codes and rules and regulations that implement it, includes oversight of the corporate defense model and promotion of the Bank’s Whistleblowing channel model.

The GCC catalogues the ethical principles and rules of conduct by which all activities of the Bank’s employees must be governed. This code must be understood and applied along with the other internal development regulations. The GCC establishes the following:

•	Compliance functions and responsibilities on the application of the General Code of Conduct;
•	General ethical principles of the Bank;
•	General standards of conduct;
•	The consequences in case of breach;
•	A whistleblowing channel, which allows employees who are aware of allegedly misconducts or that are not aligned with the corporate behaviors, communicate them confidentially and anonymously.
•	Monitoring of personnel’s accounts dealing and flow of material non-public information.

The following paragraphs provide the details on how risk management is conducted for the additional items that are under the Compliance and Conduct function’s scope: regulatory compliance, securities market, product governance and consumer protection, financial crime compliance and reputational risk, among others.

Regulatory Compliance

The Regulatory compliance is responsible for controlling and supervising regulatory risks related to employees and securities markets, developing policies and rules.

The following functions are in place for the adequate control and management of regulatory compliance risks:

•

Application and interpretation of the GCC and other codes and rules and regulations that implement it, including oversight of the corporate defense model and promotion of the Bank’s Whistleblowing channel model.

•	Development and application of policies and rules aimed at preventing market abuse, paying special attention to the use of common methodologies and corporate tools.
•

Control and supervision of regulations related to: (i) markets, mainly, Stock Markets Law (Ley del Mercado de Valores) and applicable orders, Regulation EU 648/2012 on OTC financial derivatives, central counterparties and trade repositories (EMIR), US Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (Dodd Frank Act) and Section 619 of the Dodd-Frank Act (Volcker Rule) and (ii) data management, Foreign Account Tax Compliance Act (FATCA) and the Common Reporting Standard (CRS) approved by the Organisation for Economic Co-operation and Development (OECD) Council on July 15, 2014.

•	Disclosure of relevant Bank information (material facts).

The most relevant areas of the Regulatory compliance function are described below:

A. Employees

The main objective of this function is to extend the ethical and compliance culture across the Bank, establishing internal standards for the prevention of criminal risks, conflicts of interest or anti-competitive behaviors based on the principles established by the General Code of Conduct, which is the central element of Regulatory Compliance.

The Bank in its firm commitment against any form of corruption, whether in the public or private sectors, has an Anti-Corruption policy whose purpose is to establish the guidelines to be applied, assign the relevant roles and responsibilities and establish certain anti-corruption elements for its governance. This policy, which can be supplemented by any additional stricter controls derived from more demanding local regulations or obligations and their specific training, includes elements aimed at mitigating and preventing corruption and bribery within the Bank, such as:

•	Guidelines regarding gifts and invitations extended to public officials.
•	Guidelines regarding the conduct of agents, intermediaries, advisors and business partners.
•

Control and prevention measures regarding third parties (agents, intermediaries, advisors and business partners) with whom the Bank operates; due diligence processes for third parties who are not of renowned prestige; anti-corruption clauses; payment controls; accounting controls.

•	Guidelines regarding the acceptance by Bank employees of gifts or invitations.

The whistleblowing channel’s goals are:

•

Contribute to the Bank´s cultural transformation, since it allows to escalate behaviors that are not aligned with our corporate values, in addition to other more usual compliance related cases, such as unlawful acts or breaches of the GCC.

•

Create a working environment where employees feel able to “Speak Up” and are “Truly Listened” to, in line with our Responsible Banking strategy and with our aim to be a bank that is Simple, Personal and Fair.

•	Support financial crime compliance according to the existing regulations and culture objectives.

B. Market abuse

Regulatory compliance tools for market abuse risk prevention and management comprises:

•	Control room: Monitoring of personal account dealing and flow of material non-public information.
•	Surveillance: Monitoring of the traders and sales personnel activity at the trading floor and ALCO.

C. Market regulations

Regulatory compliance carries out the risk management of the main international markets regulations that affect the Bank, such as Stock Markets Law (Ley del Mercado de Valores) and applicable orders, Dodd-Frank and Volcker Rule, among others.

D. Data management

The focal points for Regulatory compliance are:

•	Consolidation of programs and control framework based on three pillars: key compliance indicators (KPI), supervision of compliance with regulatory obligations and annual risk self-assessment.
•	Publication of guidelines and criteria for the processing of personal data.
•

Monitoring of corporate and local initiatives to ensure the effectiveness of the compliance program regarding personal data: review of materials and training courses for all Bank employees; reinforcement of key internal processes (supplier management; information transfers, exercise of ARCO rights, security incident management, among others). ARCO rights are defined as right of access, rectification, cancellation and opposition of the holders on their personal data.

•	Fostering cooperation and best practices sharing among business units.

Foreign Account Tax Compliance Act and the Common Reporting Standard

•

In terms of the automatic exchange of tax information among countries (FATCA and CRS), the main oversight activities are centered around: (i) reporting obligations according to local provisions; (ii) remedial actions following Internal Audit’s recommendations and (iii) reinforcement of the control framework (KPI and controls).

Product governance and consumer protection

The product governance and customer protection mission is to ensure that the Bank acts in the customer´s interest by complying with regulations, the entity’s values and principles. This mission is achieved through the following drivers:

Culture

•

Establish the principles of conduct and risk management throughout the commercialization process and the relationship with retail customers. At the same time, establish and manage a strong governance culture.

•	Promote an appropriate culture with a Simple, Personal and Fair approach, to act in the customers´ best interest.

Processes

•	Ensure that products are designed to meet the characteristics and needs of customers, with an appropriate balance of risks, costs and profitability.
•

Oversee the sale process to the adequate target market, with proper commercial treatment and transparency of information, as well as salesforce training and compensation systems that encourage performance in the best interest of the customer.

•

Ensure that customer service, post-sale systems and processes facilitate a Simple, Personal and Fair approach to customers, as well as adequate detection and management of any possible deterioration of products and services.

Management

•	Ensure that decisions are made, action plans are defined and followed when necessary, and that Bank’s Management and statutory bodies are properly informed.
•	Oversee the design and execution of controls throughout the commercialization and customer relationship process.
•	Identify risks through customer’s voice, regulatory guidelines, industry practices, supervisor and auditor opinions, and learning from internal/external events.
•	Apply Bank risk assessment methodologies, such as management indicators, thematic evaluations, and self-assessments.
•	Mitigate conduct risks with customers through solid oversight, reviewing conduct management based on regular reporting, and capacity and maturity model assessment.

Financial Crime Compliance (FCC)

One of the Bank’s strategic objectives is to maintain advanced and efficient financial crime compliance systems, constantly adapted to international regulations, with the capacity to confront new techniques deployed by criminal organizations.

As a part of the second line of defense, the FCC function ensures that risks are managed in accordance with the risk appetite defined by the Bank and promotes a strong risk culture through the organization. The FCC function is ultimately responsible for supervising and coordinating the FCC systems in collaboration with the business units and control areas, requiring the implementation of the necessary programs, measures and enhancements.

The Bank anti-money laundering (AML) and countering terrorism financing (CTF) policy is based on three main pillars: comply with the highest international standards, their adaptation and to establish global policies and technology systems to facilitate such compliance.

Reputational risk

Reputational risk is defined in the Bank as the risk of a current or potential negative economic impact due to damage to the perception of the Bank on the part of employees, customers, shareholders and investors, and the wider community.

Reputational risk may arise from a multitude of sources and in many cases from other risks. In general, these sources may be related to the Bank's business and support activities, the economic, social and political environment and events associated with our competitors. Consequently, the management of this risk requires interaction with both first and second lines of defense functions responsible for the relationship with stakeholders, in order to ensure a consolidated oversight of the risk, efficiently supported on the current control frameworks.

The reputational risk model is based on a prominently preventive approach to risk management and control, and on effective processes for the identification and management of early warnings of events and risks, and subsequent monitoring and management of events and detected risks.

Transformation and improvement projects

In accordance with the organizational principles defined in the function, transversal functions support specialized vertical functions, providing them with methodologies and resources, management systems and information and support in executing multidisciplinary projects and activities, among them:

•

Development of AML risk assessment methodologies. This initiative aims to provide the Bank with new tools to help identify, measure and control the risks of money laundering. Through the development of statistical models or by expert judgment, the Bank is able to have information that allows it to focus its efforts to prevent these crimes. These developments rely heavily on data analytics functions.

•

Analytic process. This initiative aims to provide the Bank with tools to help in its information analytical projects. It has the ability to massively analyze information with big data tools, process the information with different programming languages, and finally execute advanced analyzes.

•

Transaction monitoring. The transaction monitoring process is one of the most time-consuming activities, due to the high number of alerts, an area where previous expertise domain, rules, conditions and thresholds define the risk that the Bank would like to control.

g)   Model risk

1.    Introduction

A model is defined as a system, approach or quantitative method that applies theories, techniques or statistical, economic, financial or mathematical hypotheses to transform input data into quantitative estimates. The models are simplified representations of real world relationships between characteristics, values and observed assumptions. This simplification allows the Bank to focus attention on specific aspects which are considered most important for applying a given model. The Bank uses models for different purposes such as admission (scoring/rating), capital calculation, behavior, provisions, market and operational risk, compliance, liquidity, among others.

The use of all those models entails model risk, defined as the potential negative consequences arising from decisions based on the results of wrong, inadequate or incorrectly used models.

According to this definition, the sources of model risk are as follows:

•	The model itself, due to the utilization of incorrect or incomplete data, or due to the modelling method used and its implementation in systems.
•	Incorrect use of the model.

The materialization of model risk may cause financial loss, erroneous commercial and strategic decision-making or damage to the Bank’s transactions.

The Bank has been working towards the definition, management and control of model risk for several years. In 2015, a specific area was established within the Risk area in order to manage and control this risk.

To ensure adequate model risk management, the Bank has in place a set of policies and procedures which establish the principles, responsibilities and processes to follow during the model life cycle detailing aspects related to organization, governance, model management and model validation, among others.

The supervision and control of model risk is proportional to the importance of each model. In this sense, a concept of ‘Tiering’ is defined as the main attribute used to synthesize the model’s level of importance or model significance, this criteria defines the intensity of the risk management processes that must be followed.

The model risk management is organized around four pillars:

•	Key elements: Governance, risk appetite, management scope and risk policies.
•	Processes: Model life cycle.
•	Communication: Internal and external communication (monitoring, reports, training, among others).
•	Model Risk Facilitators: Infrastructure, tools and resources.

2.   Model risk management

Model risk management and control is structured around a set of processes regarded as the model life cycle. The definition of the model life cycle phases in the Bank is outlined as follows:

Identification

As soon as a model is identified, it is necessary to ensure that it is included in the model risk control perimeter.

One key feature for a proper model risk management is to have a complete inventory of the models used.

The Bank has a centralized inventory, created based on a uniform taxonomy for all models used at the different business units. The inventory contains all relevant information for each model, which allows them to be monitored properly according to their relevance and the tier criteria.

Planning

This is an internal annual exercise, approved by the Bank’s governance bodies, which aims to establish a strategic action plan for all models included in the scope of management of the Model Risk function. It identifies the needs for resources related to the models that are going to be developed, revised and implemented during the year.

Development

This is the model’s construction phase, based on the needs established in the models plan and with the information provided by the specialists for that purpose.

The development must take place using common standards for the Bank. This ensures the quality of the models used for decision-making purposes.

Internal validation

Independent validation of models is not only a regulatory requirement, but it is also a key feature for proper management and control of the Bank’s model risk.

Hence, there is a specialized unit, independent from developers and users, which draws up technical opinions on the suitability of internal models, and sets out conclusions concerning their robustness, utility and effectiveness. The validation opinion for each model is expressed through a rating, which summarizes the model risk associated with it.

The internal validation process covers all models within the model risk control scope, ranging from those used in the Risk function (credit, market, structural or operational risk models, capital models, economic and regulatory models, provision models, stress tests, among others) to other models used in different functions that support decision-making.

The validation scope includes not only more theoretical or methodological aspects, but also the IT systems and the data quality that models rely upon for their effective functioning. In general, it includes all relevant aspects related to Risk management (controls, reporting, uses, involvement of senior management, among others).

One of the key tasks related to the internal validation is the consistency analysis process carried out by the different validators, which includes the review of the issued recommendations, their severity and the rating assigned. In this way, it acts as an important point of control of the consistency and comparability of the validation works. The validation works are only concluded once this phase of consistency has been completed.

Approval

Before being deployed and therefore used, each model must be submitted for approval to the corresponding governance bodies.

Deployment and use

This is the phase during which the newly developed model is implemented in the system in which it will be used. As mentioned already, this implementation phase is another possible source of model risk. It is therefore essential that tests be conducted by technical units and the model owners to certify that the model has been implemented pursuant to its methodological definition and that it works and performs as expected.

Monitoring and control

Models have to be regularly reviewed to ensure correct performance and that they are suitable for purpose. Otherwise, they must be adapted or redesigned.

Additionally, control teams have to ensure that the model risk is managed in accordance with the principles and rules set out in the model risk framework and all related internal regulations.

Model Decommissioning

A model decommissioning can be driven by different causes, such as the model is not performing appropriately, the model has been inactive for a considerable amount of time or there is a new model replacing a current one.

h)   Strategic risk

1.    Introduction

Strategic risk is the risk of loss or damage arising from strategic decisions or their poor implementation, or from the inability to adapt to external developments.

The Bank’s business model must be considered as key factor that is pivotal to strategic risk. It has to be viable and sustainable; therefore, it must be able to generate results in accordance with the Bank’s targets, every year and at least during the following three years, as well as being consistent with the Bank’s long-term view.

Strategic risk can be split into three main components:

•

Business model risk: the risk associated with the Bank’s business model. This includes, among others, the risk of the model becoming obsolete, irrelevant, and/or that it loses value to generate expected results.

•

Strategy design risk: the risk related to the strategy set out in the Bank’s long-term strategic plan, including the risk that this plan may not be adequate per se, or due to its assumptions, and thus resulting in the Bank may not be able to deliver expected results.

•

Strategy execution risk: the risk associated with the execution of the three-year financial plan. Risks considered within this component include potential impacts due to both internal and external factors, the inability to react to changes in the business environment, and risks associated with corporate development transactions.

2.   Strategic risk management

Strategic risk is viewed as a transversal risk and a Bank target-operating model that is used as a reference by the Bank’s business units. This model encompasses the procedures and necessary tools for robust monitoring and control, which can be summarized as follows:

•

Strategic plans: the Strategic risk function, with the support of the different areas within the Risk area, independently monitors and challenges the risk management activities performed by the Bank’s Corporate Development and Strategy function. It is an additional component, albeit independent, that is fully integrated in all the Bank’s strategic plans.

•

Corporate development transactions: the Strategic risk function, with the support of the different areas in the Risk area, ensures that corporate development transactions are subject to a risk assessment that comprises their potential impact on both Bank’s risk profile and risk appetite.

•

Top risks: under stressed assumptions, the Bank identifies, evaluates, monitors and proactively manages those risks that may have a significant impact on its results, liquidity or capital affecting its financial health.

•

New products commercialization: The Strategic risk function participates in the process of assessing and validating any new product or service proposal before it is launched on the market by the Bank ensuring full alignment with the defined strategy.

•

Strategic risk report: prepared jointly by the Bank’s Corporate Development and Strategic risk function, as a combined tool for the monitoring and assessment of the Bank’s strategy, in addition to associated risks. This report is presented to the Bank’s Management and covers several topics: strategy execution, strategic projects, corporate development transactions, business model performance, top risks and risk profile.